UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2011

Date of reporting period: March 1, 2010 — February 28, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Annual report
2|28|11

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Floating Rate
Income Fund

Annual report
2 | 28 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Federal tax information	48

About the Trustees	49

Officers	51

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and stock market continue to show resilience, even in the face of rising head winds around the globe. On March 9, 2011, U.S. equities marked the two-year anniversary of the beginning of the most powerful bull market since the 1950s, with the S&P 500 Index doubling from its 2009 low.

While Putnam maintains a positive outlook for U.S. equities and the overall economy in 2011, we believe volatility will punctuate the year ahead. Civil unrest in the Middle East and North Africa, high unemployment, rising oil prices, and Japan’s earthquake, tsunami, and nuclear crisis have all created a climate of uncertainty. In addition, the U.S. fixed-income market continues to struggle, as yields have risen and bond prices have fallen. We believe that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Putnam Floating Rate Income Fund invests mainly in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term rates — when rates rise, floating-rate loans pay a higher yield. Also, they are generally senior — or paid first in the event of bankruptcy — in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

With these features, floating-rate loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds. When interest rates increase, floating-rate loans pay more income, which makes them more attractive to investors. For that reason, the prices of loans, unlike bonds, can be stable or can increase when rates rise. Economic growth also supports the revenues of companies that finance themselves with loans.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is that the “senior-secured” status of the loans means that loan lenders are generally paid before any unsecured debt holders in the event of a liquidation of the company’s assets due to bankruptcy.

Consider these risks before investing:

Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses.

Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. To the extent the fund holds floating-rate loans, interest-rate risk may be reduced but will not be eliminated. While floating-rate loans are normally secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, will have a priority claim on those assets in the event of default or bankruptcy of the issuer), the value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

Background on bank loans

Bank loans may be a less familiar asset class to many investors, but over many years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the floating-rate loan market had grown larger than the market for corporate high-yield bonds. Since the credit and financial crisis of 2008, these markets have changed again, as many corporations have moved to refinance their bank loans by issuing high-yield debt, in order to gain greater financial flexibility.

While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also allows a greater number and variety of companies to obtain financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, this fund had expense limitations, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s primary benchmark, the Barclays Capital U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

4

Interview with your fund’s portfolio manager

Paul Scanlon

How did the fund perform over its fiscal year?

For the 12 months ended February 28, 2011, Putnam Floating Rate Income Fund’s class A shares returned 8.78% at net asset value. The fund’s primary benchmark, the Barclays Capital U.S. High Yield Loan Index, returned 9.77%, while the fund’s peers in the Lipper Loan Participation Funds category posted an average gain of 9.43%.

What was the economic environment like during the past year, and how healthy have the companies in the bank-loan universe been?

In terms of the big picture, economic conditions in the United States have been steadily improving, albeit slowly. Unemployment remains stubbornly high, and consumers are still in the process of paying down debt, which has curtailed spending. The one economic bright spot throughout the past year has been the remarkable health and resilience of corporate America. The credit crisis that began in 2008 sparked an extreme sell-off and a wave of defaults in 2009. But the companies that survived that turbulence appear to have emerged stronger. Defaults over the past 12 months have been below the long-term average, companies are generally flush with cash, and 2011 is shaping up to be a robust year for earnings. There were a number of jolts to the market during the fund’s fiscal year, however — most notably the European sovereign debt crisis that began in May 2010. But overall, it was a strong year for corporate debt and for floating-rate bank loans.

What accounted for the fund’s underperformance of its benchmark and peers during the period?

We generally manage the fund with a focus on larger, higher-quality loans, which are generally

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

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more liquid than other segments of the market. This approach constrained performance somewhat during the period, particularly in the second half of the year. By then, the market had digested the sovereign debt news coming out of Europe, while economic data in the United States appeared to be strengthening. In September 2010, the National Bureau of Economic Research announced that the recession had ended a year ago, and in October, rates in the Treasury market began to climb from their 2010 lows, and interest rates in a number of bond markets moved higher. During this time, more aggressively positioned funds benefited from investors’ renewed appetite for risk, and smaller, lower-quality loans — to which the fund has lower exposure than its peers — led the market.

Which industries had the biggest impact on performance?

The retail, chemical, and automotive industries were the best-performing areas of the market for the fund. We were able to uncover some attractive investment opportunities, and the fund held overweight positions in each relative to the benchmark. Within those sectors, the fund’s best-performing holdings included Neiman Marcus and Claire’s, a high-end clothing retailer and a jewelry and accessories retailer, respectively; Lyondell Chemical, a chemical refining company; and Federal-Mogul, an automotive supplier.

The biggest detractors from relative performance were broadcasting, financials, and technology, each of which represented an underweight position relative to the benchmark. All three sectors are somewhat cyclical in that they are dependent on a strong economic environment to grow profits. For example, broadcasting companies — such as Clear Channel Communications — generate a substantial percentage of their revenue through advertising. As business fundamentals continued to improve, so did Clear Channel’s

Credit qualities are shown as a percentage of net assets as of 2/28/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

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profitability, and its debt performed well. Univision was another example of an outperforming media company in which the fund had an underweight position. Other specific detractors from relative performance included cable and satellite firm Charter Communications and First Data in the technology sector. These two companies represent a significant portion of the high-yield debt universe. The fund’s limited exposure, which detracted from returns relative to the benchmark, was not driven by a negative outlook on the companies’ debt, but rather by our desire to maintain a broadly diversified portfolio.

What’s your outlook for the fund and the bank loan market?

As I’ve mentioned before, we analyze three characteristics to form our outlook — valuations, fundamentals, and technicals — and currently, the outlook for fundamentals and valuation are positive, while we are neutral on technicals.

In terms of valuation, even after its strong rally, we believe the floating-rate bank loan asset class remains attractively valued relative to historical averages.

Looking at fundamentals, economic data has been improving at the macro level, the fiscal health of corporations is solid, and we expect the default rate will remain below historical averages for the near term.

Technicals, meanwhile, also generally have been supportive. With interest rates at historic lows, companies have been able to refinance their existing debt by issuing bonds and using the capital to take out their bank debt.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/11. Short-term holdings are excluded. Holdings will vary over time.

In effect, this has pushed out their maturity schedules and, in most cases, eliminated loan covenants. The result has been lighter supply in the bank loan market, which has helped support prices. At the same time, demand was strong over the period as retail investors continued to move money into the bank loan market.

While we will continue to emphasize bank loans with higher credit quality, strong collateral valuation, and access to liquidity, we have been positioning the fund for an improving economy by taking on some additional incremental risk in certain areas of the market. Over the course of 2011, we believe the markets could experience an increase in mergers and acquisitions, which would translate into a broader set of investment opportunities as corporations secure new bank loans to make acquisitions. As always, we will seek to maintain a broadly diversified portfolio, and continue to believe that a measured approach based on intensive fundamental research is the best way to maintain steady, competitive performance in a variety of economic conditions.

Thank you, Paul, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

Portfolio Manager Paul Scanlon is Co-Head of Fixed Income and Team Leader of U.S. High Yield Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norm Boucher and Robert Salvin.

IN THE NEWS

The Federal Reserve continues to back its stimulus efforts already under way. Besides maintaining its near-zero interest-rate policy, the Federal Open Market Committee at its March 15 meeting remained committed to completing its second round of quantitative easing, dubbed “QE2.” The central bank launched QE2, which involves the purchase of $600 billion in U.S. Treasury securities, last fall with the primary aim of preventing deflation in the U.S. economy. Last summer, the United States teetered perilously on the verge of a deflationary cliff, as inflation rates had fallen to 50-year lows. Deflation, which occurs when prices fall in an economy, can cause long-term significant damage to growth. QE2 may have worked, as inflation is back. In January, prices measured by the Consumer Price Index (CPI) were up 1.6% from a year earlier, the biggest increase in eight months. Core inflation rose by 0.5%, the highest increase since October 2008.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	25.21%	23.87%	20.73%	20.73%	19.11%	19.11%	24.11%	23.05%	23.18%	26.98%
Annual average	3.48	3.31	2.91	2.91	2.70	2.70	3.34	3.21	3.23	3.70

5 years	17.55	16.36	14.40	14.40	13.20	13.20	16.72	15.78	16.05	19.19
Annual average	3.29	3.08	2.73	2.73	2.51	2.51	3.14	2.97	3.02	3.57

3 years	16.26	15.07	14.65	14.65	13.79	13.79	15.82	14.92	15.42	17.21
Annual average	5.15	4.79	4.66	4.66	4.40	4.40	5.02	4.74	4.90	5.44

1 year	8.78	7.66	8.57	7.57	8.11	7.11	8.69	7.81	8.50	9.16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 1.00% and 0.75% load, respectively. Effective April 5, 2010, the sales charges for class A and M shares were lowered from 3.25% and 2.00%, respectively. Investors who purchased prior to this date received a lower return. Also on April 5, 2010, the deferred sales charge for class B shares was lowered to 1% (which would be the maximum deferred sales charge) if redeemed within the first year after purchase and 0.50% if redeemed in the second year after purchase, and is eliminated thereafter. Investors who sold B shares prior to this date were subject to the higher deferred sales charge of 3% in the first year, declining to 1% in the fourth year, and was eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10

Comparative index returns For periods ended 2/28/11

			Lipper Loan
	Barclays Capital U.S.	S&P/LSTA Leveraged	Participation Funds
	High Yield Loan Index*	Loan Index (LLI)†	category average‡

Life of fund	—	41.57%	29.31%
Annual average	—	5.42	3.98

5 years	31.58%	30.39	19.49
Annual average	5.64	5.45	3.62

3 years	29.05	28.58	19.74
Annual average	8.87	8.74	6.18

1 year	9.77	10.28	9.43

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s primary benchmark, the Barclays Capital U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† These returns are from 7/31/04 to 2/28/11 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

‡ Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 2/28/11, there were 101, 86, 51, and 34 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,900 after sales charge) Cumulative total return from 8/4/04 to 2/28/11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,073 and $11,911, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $12,305 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,318 and $12,698, respectively.

* These returns are from 7/31/04 to 2/28/11 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

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Fund price and distribution information For the 12-month period ended 2/28/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.436389		$0.411284	$0.371099	$0.430130		$0.414630	$0.458380

Capital gains	—		—	—	—		—	—

Total	$0.436389		$0.411284	$0.371099	$0.430130		$0.414630	$0.458380

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/10	$8.63	$8.72*	$8.62	$8.62	$8.63	$8.70*	$8.63	$8.63

2/28/11	8.93	9.02	8.93	8.93	8.93	9.00	8.93	8.94

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	5.96%	5.90%	5.74%	5.14%	5.90%	5.86%	5.68%	6.23%

Current 30-day SEC yield [2]	N/A	3.91	3.75	3.19	N/A	3.84	3.69	4.20

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* POP values for class A and M shares reflect the lower maximum sales charge of 1.00% and 0.75%, respectively, that went into effect as of April 5, 2010.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	25.21%	23.87%	20.71%	20.71%	18.89%	18.89%	24.10%	23.05%	23.16%	27.00%
Annual average	3.43	3.27	2.87	2.87	2.63	2.63	3.30	3.16	3.18	3.65

5 years	16.85	15.69	13.80	13.80	12.39	12.39	16.10	15.14	15.47	18.44
Annual average	3.16	2.96	2.62	2.62	2.36	2.36	3.03	2.86	2.92	3.44

3 years	15.93	14.72	14.26	14.26	13.24	13.24	15.47	14.62	15.09	16.89
Annual average	5.05	4.68	4.54	4.54	4.23	4.23	4.91	4.65	4.80	5.34

1 year	6.77	5.71	6.52	5.52	5.87	4.87	6.72	5.88	6.48	7.06

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 2/28/10*	1.09%	1.29%	1.84%	1.14%	1.34%	0.84%

Annualized expense ratio for the six-month period
ended 2/28/11†	1.03%	1.23%	1.78%	1.08%	1.28%	0.78%

* Restated to reflect projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2010, to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.27	$6.29	$9.09	$5.52	$6.54	$3.99

Ending value (after expenses)	$1,062.80	$1,061.90	$1,058.90	$1,062.50	$1,061.40	$1,064.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2011, use the following calculation method. To find the value of your investment on September 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.16	$6.16	$8.90	$5.41	$6.41	$3.91

Ending value (after expenses)	$1,019.69	$1,018.70	$1,015.97	$1,019.44	$1,018.45	$1,020.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital U.S. High Yield Loan Index is an unmanaged index of U.S.-dollar denominated syndicated term loans.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2011, Putnam employees had approximately $372,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

17

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Funds Trust and Shareholders of Putnam Floating Rate Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the fund), including the fund’s portfolio, as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

18

The fund’s portfolio 2/28/11

SENIOR LOANS (83.5%)* [c]	Principal amount	Value

Advertising and marketing services (1.1%)
Advantage Sales & Marketing, LLC bank term loan FRN
9 1/4s, 2018	$230,000	$234,408

Advantage Sales & Marketing, LLC bank term loan FRN
5 1/4s, 2017	2,000,000	2,012,486

Affinion Group, Inc. bank term loan FRN 5s, 2016	2,977,500	2,992,388

		5,239,282
Automotive (1.7%)
Federal Mogul Corp. bank term loan FRN Ser. B, 2.198s, 2014	2,846,701	2,764,415

Federal Mogul Corp. bank term loan FRN Ser. C, 2.198s, 2015	1,452,399	1,410,416

Ford Motor Co. bank term loan FRN Ser. B, 3.02s, 2013	1,522,823	1,522,181

Remy International, Inc. bank term loan FRN Ser. B, 6 1/4s, 2016	3,000,000	3,022,500

		8,719,512
Basic materials (8.2%)
Arizona Chemical bank term loan FRN 7 1/4s, 2016	2,374,468	2,398,707

Armstrong World Industries, Inc. bank term loan FRN Ser. B,
5s, 2017	2,145,000	2,169,110

Chemtura Corp. bank term loan FRN Ser. B, 5 1/2s, 2016	2,000,000	2,015,834

CPG International, Inc. bank term loan FRN 6s, 2017	3,400,000	3,429,750

Fairmount Minerals, Ltd. bank term loan FRN Ser. B,
6.253s, 2016	2,852,588	2,883,490

General Chemical Holding Co. bank term loan FRN Ser. B,
6.751s, 2015	2,992,500	3,037,388

Hexion Specialty Chemicals BV bank term loan FRN Ser. C2B,
4.063s, 2015 (Netherlands)	292,395	291,810

Hexion Specialty Chemicals BV bank term loan FRN Ser. C2,
2.563s, 2013 (Netherlands)	474,411	471,001

Hexion Specialty Chemicals, Inc. bank term loan FRN
Ser. C1B, 4.063s, 2015	690,445	689,064

Hexion Specialty Chemicals, Inc. bank term loan FRN
Ser. C1, 2.563s, 2013	1,093,570	1,085,711

Hexion Specialty Chemicals, Inc. bank term loan FRN
Ser. C4, 2.563s, 2013	781,297	774,787

Houghton International, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	497,856	502,835

Ineos Holdings, Ltd. bank term loan FRN Ser. B2, 7.501s,
2013 (United Kingdom)	1,320,223	1,360,380

Ineos Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s,
2014 (United Kingdom)	1,383,030	1,425,098

JohnsonDiversey, Inc. bank term loan FRN Ser. B, 5 1/4s, 2015	2,573,746	2,573,746

Novelis, Inc. bank term loan FRN Ser. B, 5 1/4s, 2016	1,145,000	1,158,495

Omnova Solutions, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	3,241,875	3,280,372

Rockwood Holdings, Inc. bank term loan FRN Ser. B,
3 3/4s, 2018	3,000,000	3,015,624

Smurfit-Stone Container Enterprises, Inc. bank term loan
FRN 6 3/4s, 2016	1,154,050	1,162,224

Solutia, Inc. bank term loan FRN Ser. B, 3 1/2s, 2017	1,000,000	1,001,094

Styron Corp. bank term loan FRN 6s, 2017	3,500,000	3,531,500

Tronox Worldwide bank term loan FRN Ser. B, 7s, 2015	2,500,000	2,520,625

		40,778,645

19

SENIOR LOANS (83.5%)* [c] cont.	Principal amount	Value

Broadcasting (2.9%)
Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.91s, 2016	$5,926,403	$5,425,622

Cumulus Media, Inc. bank term loan FRN Ser. B, 4.01s, 2014	541,571	532,364

Gray Television, Inc. bank term loan FRN Ser. B, 3.77s, 2014	2,900,913	2,877,779

Univision Communications, Inc. bank term loan FRN Ser. B,
4.51s, 2017	5,706,949	5,566,309

		14,402,074
Building materials (0.5%)
Goodman Global, Inc. bank term loan FRN 9s, 2017	968,000	997,645

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	1,363,583	1,373,597

		2,371,242
Capital goods (4.7%)
Communications & Power Industries, Inc. bank term loan FRN
5s, 2017	1,000,000	1,005,000

Dyncorp International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	997,500	1,005,605

Hawker Beechcraft Notes Co. bank term loan FRN Ser. B,
2.271s, 2014	1,748,525	1,562,472

Hawker Beechcraft Notes Co. bank term loan FRN Ser. C,
0.203s, 2014	104,673	93,536

Pinafore, LLC bank term loan FRN Ser. B1, 4 1/4s, 2016	2,713,209	2,723,384

Rexnord Corp. bank term loan FRN Ser. B1, 2.813s, 2013	868,852	866,941

Reynolds & Reynolds Co. (The) bank term loan FRN
5 1/4s, 2017	2,530,220	2,544,769

Reynolds Group Holdings, Inc. bank term loan FRN Ser. E,
4 1/4s, 2018	3,500,000	3,518,228

Sensata Technologies BV bank term loan FRN 2.054s, 2013
(Netherlands)	3,000,000	2,991,564

Sequa Corp. bank term loan FRN 3.56s, 2014	2,587,788	2,559,969

TASC, Inc. bank term loan FRN Ser. A, 5 1/2s, 2014	270,000	270,506

TASC, Inc. bank term loan FRN Ser. B, 5 3/4s, 2014	693,000	693,289

Tenneco, Inc. bank term loan FRN Ser. B, 5.053s, 2016	1,990,000	2,009,900

TransDigm Group, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	1,334,000	1,342,615

		23,187,778
Commercial and consumer services (4.4%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	1,920,000	1,959,999

Compucom Systems, Inc. bank term loan FRN 3.76s, 2014	1,525,278	1,471,893

Interactive Data Corp. bank term loan FRN 4 3/4s, 2018	2,855,000	2,878,451

Orbitz Worldwide, Inc. bank term loan FRN Ser. B, 3.281s, 2014	2,614,324	2,429,687

Rural/Metro Operating Co., LLC bank term loan FRN 6s, 2016	900,000	910,500

Sabre, Inc. bank term loan FRN 2.276s, 2014	4,190,605	3,926,924

ServiceMaster Co. (The) bank term loan FRN Ser. B,
2.771s, 2014	4,547,761	4,476,702

ServiceMaster Co. (The) bank term loan FRN Ser. DD,
2.76s, 2014	453,095	446,016

Travelport, LLC bank term loan FRN Ser. B, 4.963s, 2015	3,180,123	3,087,702

Travelport, LLC bank term loan FRN Ser. S, 4.803s, 2015	434,674	422,041

		22,009,915

20

SENIOR LOANS (83.5%)* [c] cont.	Principal amount	Value

Communication services (5.1%)
Atlantic Broadband Finance, LLC bank term loan FRN Ser. B,
5s, 2015	$1,930,435	$1,930,033

CCO Holdings, LLC / CCO Holdings Capital Corp. bank term
loan FRN 2.76s, 2014	1,000,000	987,500

Cebridge Connections, Inc. bank term loan FRN Ser. B,
2.263s, 2013	999,032	996,997

Charter Communications, Inc. bank term loan FRN Ser. C,
3.56s, 2016	2,589,889	2,581,135

Digicel Group, Ltd. bank term loan FRN 2.813s, 2012
(Jamaica)	1,000,100	997,600

Integra Telecom Holdings, Inc. bank term loan FRN Ser. B,
9 1/4s, 2015	1,990,000	2,012,388

Intelsat Jackson Holdings SA bank term loan FRN 3.303s,
2014 (Luxembourg)	625,000	604,688

Intelsat Jackson Holdings, Ltd. bank term loan FRN Ser. B,
5 1/4s, 2018 (Bermuda)	4,000,000	4,026,876

Level 3 Communications, Inc. bank term loan FRN 2.553s, 2014	1,362,000	1,327,950

Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	1,200,000	1,287,000

MCC Georgia, LLC bank term loan FRN Ser. F, 4 1/2s, 2017	2,985,000	2,993,707

SAVVIS Communications Corp. bank term loan FRN Ser. B,
6 3/4s, 2016	2,493,750	2,514,792

Towerco, LLC bank term loan FRN 5 1/4s, 2017	2,000,000	2,012,500

US Telepacific Corp. bank term loan FRN 5 3/4s, 2017	1,000,000	1,005,625

		25,278,791
Conglomerates (0.4%)
Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	2,060,000	2,066,009

		2,066,009
Consumer (1.0%)
Viking Acquisition, Inc. bank term loan FRN Ser. B, 6s, 2016	1,200,000	1,206,000

Visant Corp. bank term loan FRN 7s, 2016	1,995,000	2,012,855

Visant Corp. bank term loan FRN 5 1/4s, 2016	2,000,000	2,017,900

		5,236,755
Consumer cyclicals (0.9%)
AMC Entertainment, Inc. bank term loan FRN 3.51s, 2013	1,234,447	1,236,761

Aramark Corp. bank term loan FRN Ser. B2, 3.553s, 2016	1,726,477	1,730,793

Aramark Corp. bank term loan FRN Ser. C, 0.111s, 2016	113,542	113,826

Nielsen Finance LLC/Nielsen Finance Co. bank term loan FRN
Ser. B, 4.014s, 2016	1,410,900	1,417,366

		4,498,746
Consumer staples (10.1%)
Amscan Holdings, Inc. bank term loan FRN 6 3/4s, 2017	3,491,250	3,523,509

Burger King Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2016	3,725,000	3,742,072

Claire’s Stores, Inc. bank term loan FRN 3.046s, 2014	3,548,102	3,456,231

Darling International, Inc. bank term loan FRN Ser. B,
5.141s, 2016	800,000	807,000

Dave & Buster’s, Inc. bank term loan FRN Ser. B, 6s, 2016	1,488,750	1,491,541

Dean Foods Co. bank term loan FRN Ser. B, 3.31s, 2016	1,000,000	994,286

Dean Foods Co. bank term loan FRN Ser. B2, 3.539s, 2017	1,477,868	1,470,469

Del Monte Foods Co. bank term loan FRN Ser. B, 4 1/2s, 2018	3,360,000	3,381,000

DineEquity, Inc. bank term loan FRN Ser. B, 6 3/4s, 2017	684,289	689,421

21

SENIOR LOANS (83.5%)* [c] cont.	Principal amount	Value

Consumer staples cont.
DineEquity, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	$1,545,000	$1,554,656

Dole Food Co., Inc. bank term loan FRN Ser. B, 5.059s, 2017	840,706	846,255

Dole Food Co., Inc. bank term loan FRN Ser. C, 5.039s, 2017	2,088,103	2,101,885

Getty Images, Inc. bank term loan FRN Ser. B, 5 1/4s, 2016	2,244,375	2,271,729

Green Mountain Coffee Roasters, Inc. bank term loan FRN
Ser. B, 5 1/2s, 2016	3,000,000	3,019,689

Hertz Corp. (The) bank term loan FRN Ser. B, 2.01s, 2012	829,122	827,966

Hertz Corp. (The) bank term loan FRN Ser. C, 0.256s, 2012	154,108	153,893

Huish Detergents, Inc. bank term loan FRN 4.51s, 2014	2,225,000	2,197,188

Prestige Brands, Inc. bank term loan FRN 4 3/4s, 2016	1,926,667	1,938,708

Revlon Consumer Products bank term loan FRN 6s, 2015	2,118,988	2,126,603

Rite Aid Corp. bank term loan FRN 4 1/2s, 2018	1,000,000	995,000

Rite-Aid Corp. bank term loan FRN 6s, 2014	982,412	983,230

Rite-Aid Corp. bank term loan FRN Ser. B, 2.017s, 2014	1,517,198	1,468,648

Spectrum Brands, Inc. bank term loan FRN 5.013s, 2016	4,000,000	4,038,332

SUPERVALU, Inc. bank term loan FRN Ser. B, 1.635s, 2012	750,267	745,265

SUPERVALU, Inc. bank term loan FRN Ser. B2, 3.51s, 2015	1,329,900	1,330,392

Wendy’s/Arby’s Restaurants, LLC bank term loan FRN 5s, 2017	1,990,000	2,004,304

West Corp. bank term loan FRN Ser. B2, 2.737s, 2013	584,378	582,187

West Corp. bank term loan FRN Ser. B5, 4.612s, 2016	1,431,950	1,440,900

		50,182,359
Distributors (0.7%)
Univar, Inc. bank term loan FRN Ser. B, 5s, 2017	3,435,000	3,446,810

		3,446,810
Energy (1.4%)
EPCO Holdings, Inc. bank term loan FRN Ser. A, 1.263s, 2012	2,145,341	2,102,434

Helix Energy Solutions Group, Inc. bank term loan FRN
Ser. B, 2.513s, 2013	362,475	361,297

Hercules Offshore, Inc. bank term loan FRN Ser. B, 6s, 2013	1,335,315	1,325,023

MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	3,099,414	3,127,826

		6,916,580
Entertainment (1.0%)
Cedar Fair LP bank term loan FRN 4s, 2017	910,879	918,524

Cinemark USA, Inc. bank term loan FRN 3.536s, 2013	1,083,653	1,081,846

Clubcorp Club Operations, Inc. bank term loan FRN Ser. B,
6s, 2016	750,000	757,500

Revel Entertainment, LLC bank term loan FRN Ser. B, 9s, 2017	950,000	949,406

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/2s, 2016	1,460,974	1,472,844

		5,180,120
Financials (3.4%)
AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	3,040,000	3,067,056

Capital Automotive LP bank term loan FRN Ser. C, 5 1/4s, 2012	1,228,492	1,276,864

CIT Group, Inc. bank term loan FRN 6 1/4s, 2015	1,400,000	1,417,791

CNO Financial Group, Inc. bank term loan FRN 7 1/2s, 2016	2,515,000	2,529,670

Fifth Third Processing Solutions, Inc. bank term loan FRN
8 1/4s, 2017	1,550,000	1,587,781

Fifth Third Processing Solutions, Inc. bank term loan FRN
5 1/2s, 2016	800,000	806,200

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	648,788	652,031

22

SENIOR LOANS (83.5%)* [c] cont.	Principal amount	Value

Financials cont.
Nuveen Investments, Inc. bank term loan FRN Ser. B,
5.802s, 2017	$1,624,969	$1,618,876

Nuveen Investments, Inc. bank term loan FRN Ser. B,
3.303s, 2014	1,390,711	1,348,410

Ocwen Financial Corp. bank term loan FRN 9s, 2015	150,000	149,625

Worldpay bank term loan FRN Ser. B2, 6 1/4s, 2017
(United Kingdom)	2,500,000	2,513,750

		16,968,054
Gaming and lottery (5.4%)
Ameristar Casinos, Inc. bank term loan FRN Ser. B, 3.553s, 2012	1,984,334	1,984,334

Boyd Gaming Corp. bank term loan FRN Ser. A, 3 1/2s, 2015	3,250,000	3,217,500

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	3,550,000	3,593,267

CCM Merger, Inc. bank term loan FRN Ser. B, 5.471s, 2012	2,624,363	2,640,765

Chester Downs & Marina, LLC bank term loan FRN 12 3/8s, 2016	906,250	928,906

Chester Downs & Marina, LLC bank term loan FRN 12 3/8s, 2016	250,000	257,500

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B, 6.598s, 2016	2,992,500	3,095,039

Golden Nugget, Inc. bank term loan FRN Ser. DD, 2.27s, 2014 ‡‡	780,503	673,834

Golden Nugget, Inc. bank term loan FRN Ser. B, 2.27s, 2014 ‡‡	1,371,126	1,183,739

Green Valley Ranch Gaming, LLC bank term loan FRN Ser. B,
4 1/4s, 2014 (In default) †	1,694,834	1,458,162

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B,
9 1/2s, 2016	232,650	246,544

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B1,
3.303s, 2015	815,003	756,707

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.303s, 2015	1,000,000	926,429

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B3,
3.303s, 2015	1,415,965	1,314,684

Isle of Capri Casinos, Inc. bank term loan FRN 5s, 2013	2,202,413	2,199,265

Isle of Capri Casinos, Inc. bank term loan FRN Ser. A,
5s, 2013	706,152	705,143

Isle of Capri Casinos, Inc. bank term loan FRN Ser. B,
5s, 2013	880,965	879,706

Las Vegas Sands, LLC bank term loan FRN Ser. B, 3.04s, 2014	202	201

MGM Mirage bank term loan FRN Ser. E, 7s, 2014	987,957	973,009

		27,034,734
Health care (8.3%)
Alliance Healthcare Services, Inc. bank term loan FRN
5 1/2s, 2016	1,980,000	1,989,900

Ardent Health Systems bank term loan FRN Ser. B, 6 1/2s, 2015	2,679,750	2,695,381

Axcan Intermediate Holdings, Inc. bank term loan FRN
Ser. B, 5 1/2s, 2017 U	1,915,000	1,919,788

Biomet, Inc. bank term loan FRN Ser. B, 3.293s, 2015	3,863,812	3,859,585

Carestream Health, Inc. bank term loan FRN Ser. B, 5s, 2017	3,000,000	2,977,500

Convatec, Ltd. bank term loan FRN Ser. B, 5 3/4s, 2016
(United Kingdom)	3,000,000	3,013,749

DaVita, Inc. bank term loan FRN Ser. B, 4 1/2s, 2016	2,500,000	2,517,840

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain)	2,075,000	2,099,209

HCA, Inc. bank term loan FRN Ser. B1, 2.553s, 2013	2,672,010	2,663,104

23

SENIOR LOANS (83.5%)* [c] cont.	Principal amount	Value

Health care cont.
IASIS Healthcare, Corp. bank term loan FRN 5.554s, 2014 ‡‡	$1,043,719	$1,027,628

IASIS Healthcare, LLC bank term loan FRN Ser. C, 7.62s, 2014	97,562	97,104

IASIS Healthcare, LLC bank term loan FRN Ser. B, 2.26s, 2014	1,030,587	1,025,757

IASIS Healthcare, LLC bank term loan FRN Ser. DD, 2.26s, 2014	356,710	355,038

IMS Health, Inc. bank term loan FRN Ser. B, 5 1/4s, 2016	2,970,720	2,995,475

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	3,612,488	3,639,582

Mylan, Inc. bank term loan FRN Ser. B, 3.563s, 2014	600,889	603,612

Select Medical Corp. bank term loan FRN Ser. B, 2.385s, 2012	1,683,045	1,675,682

United Surgical Partners International, Inc. bank term loan
FRN 2.284s, 2014	1,070,956	1,056,900

Vanguard Health Systems, Inc. bank term loan FRN 5s, 2016	2,977,556	2,996,910

Warner Chilcott Corp. bank term loan FRN Ser. A, 6s, 2014	714,250	714,548

Warner Chilcott Corp. bank term loan FRN Ser. B1, 6 1/4s, 2015	353,462	355,471

Warner Chilcott Corp. bank term loan FRN Ser. B3, 6 1/4s, 2015	274,987	276,877

Warner Chilcott Co. LLC bank term loan FRN Ser. B2, 6 1/4s,
2015 (Puerto Rico)	588,578	591,923

		41,148,563
Homebuilding (0.7%)
Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	1,000,000	1,101,875

Realogy Corp. bank term loan FRN Ser. B, 4.562s, 2016	2,089,768	2,004,219

Realogy Corp. bank term loan FRN Ser. C, 0.11s, 2013	354,439	340,008

		3,446,102
Household furniture and appliances (0.3%)
National Bedding Co., LLC bank term loan FRN Ser. B,
3.813s, 2013	1,401,073	1,401,073

		1,401,073
Media (0.9%)
Nielsen Finance LLC bank term loan FRN Ser. A, 2.264s, 2013	48,991	48,912

Nielsen Finance LLC bank term loan FRN Ser. C, 3.764s, 2016	2,304,632	2,310,873

TWCC Holding Corp. bank term loan FRN Ser. B, 4 1/4s, 2017	2,000,000	2,018,500

		4,378,285
Publishing (2.8%)
Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2.55s, 2014	4,093,330	3,938,807

Cenveo Corp. bank term loan FRN Ser. B, 6 1/4s, 2016	1,600,000	1,614,667

Dex Media West, LLC bank term loan FRN Ser. A, 7s, 2014	923,195	845,712

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.51s, 2014	174,632	81,815

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.26s, 2014	2,030,188	951,143

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.26s, 2014	757,533	354,904

Quad/Graphics, Inc. bank term loan FRN 5 1/2s, 2016	1,492,500	1,485,660

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	155,238	120,115

Supermedia, Inc. bank term loan FRN 11s, 2015	2,522,365	1,643,742

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	4,264,063	3,045,760

		14,082,325
Retail (6.1%)
Bass Pro Group, LLC bank term loan FRN Ser. B, 5.006s, 2015	1,707,100	1,716,170

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	2,465,000	2,473,216

Dollar General Corp. bank term loan FRN Ser. B1, 3.029s, 2014	2,475,717	2,477,393

J. Crew Group, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	4,000,000	4,000,000

24

SENIOR LOANS (83.5%)* [c] cont.	Principal amount	Value

Retail cont.
Leslie’s Poolmart bank term loan FRN 6s, 2017	$2,000,000	$2,017,500

Leslie’s Poolmart bank term loan FRN Ser. B, 4 1/2s, 2017	2,000,000	2,012,500

Michaels Stores, Inc. bank term loan FRN Ser. B1, 2.584s, 2013	3,025,452	3,015,507

NBTY, Inc. bank term loan FRN Ser. B, 6 1/4s, 2017	560,000	565,716

NBTY, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	2,400,000	2,410,999

Neiman Marcus Group, Inc. (The) bank term loan FRN Ser. B,
4.303s, 2016	3,615,927	3,632,481

PETCO Animal Supplies, Inc. bank term loan FRN 4 1/2s, 2017	3,000,000	3,011,250

Toys R Us, Inc. bank term loan FRN Ser. B, 6s, 2016	2,985,000	3,006,922

		30,339,654
Technology (7.3%)
Avaya, Inc. bank term loan FRN Ser. B1, 3.034s, 2014	1,408,902	1,365,755

Avaya, Inc. bank term loan FRN Ser. B3, 4.784s, 2017	2,830,071	2,772,459

Ceridian Corp. bank term loan FRN 3.26s, 2014	2,486,919	2,449,242

CommScope, Inc. bank term loan FRN Ser. B, 5s, 2018	1,435,000	1,455,927

Edwards, Ltd. bank term loan FRN Ser. B, 5 1/2s, 2016
(United Kingdom)	3,200,000	3,180,000

Fidelity National Information Services, Inc. bank term loan
FRN Ser. B, 5 1/4s, 2016	1,995,000	2,012,023

First Data Corp. bank term loan FRN Ser. B1, 3.012s, 2014	4,275,439	4,047,580

First Data Corp. bank term loan FRN Ser. B3, 3.012s, 2014	1,725,476	1,633,379

Freescale Semiconductor, Inc. bank term loan FRN 4.51s, 2016	4,317,624	4,309,114

MSCI, Inc. bank term loan FRN 4 3/4s, 2016	1,902,157	1,911,668

Springboard Finance, LLC bank term loan FRN Ser. B, 7s, 2015	2,912,179	2,915,799

SunGard Data Systems, Inc. bank term loan FRN Ser. B,
3.933s, 2016	3,432,521	3,439,263

Syniverse Holdings, Inc. bank term loan FRN 5 1/4s, 2017	2,000,000	2,020,834

Telecordia Technologies, Inc. bank term loan FRN 6 3/4s, 2016	2,610,300	2,624,983

		36,138,026
Textiles (1.3%)
Gymboree Corp. bank term loan FRN 5s, 2018	3,500,000	3,510,500

Levi Strauss & Co. bank term loan FRN 2.51s, 2014	1,400,000	1,377,250

Phillips-Van Heusen Corp. bank term loan FRN Ser. B,
5 1/4s, 2016	1,735,155	1,735,155

		6,622,905
Transportation (0.8%)
Swift Transportation Co., LLC bank term loan FRN 6s, 2016	3,773,416	3,789,925

		3,789,925
Utilities and power (2.1%)
Genon Energy bank term loan FRN Ser. B, 6s, 2017	2,992,500	3,027,413

NRG Energy, Inc. bank term loan FRN 2.041s, 2013	293,261	295,094

NRG Energy, Inc. bank term loan FRN 2.053s, 2013	449	447

NRG Energy, Inc. bank term loan FRN 3.553s, 2015	1,172,615	1,167,589

NRG Energy, Inc. bank term loan FRN Ser. B, 3.553s, 2015	1,395,527	1,404,249

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B2, 3.787s, 2014	2,855,614	2,406,569

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B3, 3.766s, 2014	2,726,396	2,292,218

		10,593,579
Total senior loans (cost $408,696,477)		$415,457,843

25

CORPORATE BONDS AND NOTES (14.3%)*	Principal amount		Value

Basic materials (2.8%)
Exopack Holding Corp. company guaranty sr. unsec.
notes 11 1/4s, 2014		$885,000	$917,081

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		500,000	520,959

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.813s, 2014		850,000	821,313

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 7 3/8s, 2015		1,000,000	1,023,750

Ineos Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		1,000,000	1,100,000

Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	1,000,000	1,390,404

Lyondell Chemical Co. sr. notes 11s, 2018		$1,996,963	2,291,515

Lyondell Chemical Co. 144A company guaranty sr. notes
8s, 2017		449,000	505,406

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		1,000,000	1,116,250

Sappi Papier Holding GmbH 144A company guaranty 6 3/4s,
2012 (Austria)		1,500,000	1,563,750

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		500,000	511,250

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes FRN Ser. B, 4.054s, 2014		1,000,000	995,000

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014		999,000	1,101,398

			13,858,076
Capital goods (1.3%)
Berry Plastics Corp. company guaranty sr. notes FRN
5.053s, 2015		4,000,000	4,000,000

Case New Holland, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2013 (Netherlands)		1,000,000	1,095,000

General Cable Corp. company guaranty sr. unsec.
unsub. notes FRN 2.678s, 2015		740,000	714,100

Ryerson Tull, Inc. company guaranty sr. notes FRN
7.679s, 2014		1,000,000	960,000

			6,769,100
Communication services (1.6%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes
7s, 2015		750,000	765,000

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015		1,167,000	1,286,618

Crown Castle International Corp. sr. unsec. notes 9s, 2015		500,000	561,250

iPCS, Inc. company guaranty sr. notes FRN 2.429s, 2013		1,440,000	1,422,000

Level 3 Financing, Inc. 144A company guaranty FRN
4.215s, 2015		1,000,000	920,000

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		1,750,000	1,754,375

Windstream Corp. company guaranty sr. unsec. unsub
notes 8 1/8s, 2013		1,000,000	1,101,250

			7,810,493

26

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value

Consumer cyclicals (3.5%)
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	$750,000	$761,250

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014	1,000,000	1,010,000

Aramark Corp. company guaranty sr. unsec. notes FRN
3.804s, 2015	1,000,000	993,750

DISH DBS Corp. company guaranty 7s, 2013	1,000,000	1,075,000

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	1,000,000	1,137,500

Ford Motor Credit Corp. sr. unsec. notes 12s, 2015	1,000,000	1,262,872

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 3.831s, 2014	1,045,000	1,045,000

Host Hotels & Resorts LP sr. notes 7 1/8s, 2013 R	345,000	349,744

Liberty Media, LLC sr. notes 5.7s, 2013	500,000	521,250

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.35s, 2012	1,000,000	1,030,000

MGM Resorts International sr. notes 10 3/8s, 2014	750,000	840,000

MTR Gaming Group, Inc. company guaranty sr. notes
12 5/8s, 2014	1,000,000	1,065,000

Nielsen Finance LLC/Nielsen Finance Co. sr. notes
11 5/8s, 2014	652,000	766,100

Nortek, Inc. company guaranty sr. notes 11s, 2013	1,506,666	1,604,599

Seminole Hard Rock Entertainment, Inc. 144A sr. notes FRN
2.802s, 2014	1,090,000	1,057,300

Toys R Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013	1,000,000	1,070,000

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014	1,000,000	1,100,000

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013	500,000	596,250

		17,285,615
Consumer staples (0.4%)
Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. FRN 2.813s, 2014	1,000,000	982,500

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	1,000,000	1,125,000

Harry & David Operations Corp. company guaranty sr. unsec.
notes FRN 5.3s, 2012 (In default) †	500,000	190,000

		2,297,500
Energy (1.4%)
Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	1,000,000	1,115,000

Forest Oil Corp. company guaranty 8 1/2s, 2014	350,000	389,375

Forest Oil Corp. sr. notes 8s, 2011	650,000	679,250

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)	1,595,000	1,591,013

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	1,000,000	1,150,000

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. FRN 3.928s, 2014	1,425,000	1,405,576

Whiting Petroleum Corp. company guaranty 7s, 2014	500,000	532,500

		6,862,714

27

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value

Financials (1.3%)
Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2014	$1,000,000	$1,010,000

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2 1/2s, 2014	1,000,000	982,655

CIT Group, Inc. sr. bonds 7s, 2013	762,358	777,605

Goldman Sachs Group LP sr. unsec. notes FRN 1.311s, 2014	2,000,000	2,007,597

SLM Corp. sr. unsec. unsub. notes FRN 0.603s, 2014	500,000	472,025

Springleaf Finance Corp. sr. unsec. notes FRN Ser. MTN,
0.552s, 2011	1,000,000	965,348

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.188s, 2014	190,000	183,350

		6,398,580
Health care (0.9%)
CHS/Community Health Systems, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2015	500,000	530,000

Elan Finance PLC/Elan Finance Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2013 (Ireland)	1,000,000	1,035,000

HCA, Inc. sr. sec. notes 9 1/8s, 2014	834,000	874,658

HCA, Inc. sr. unsec. notes 6 3/4s, 2013	90,000	95,288

Select Medical Holdings Corp. sr. unsec. notes FRN 6.237s, 2015	1,000,000	970,000

Tenet Healthcare Corp. sr. unsec. notes 7 3/8s, 2013	1,000,000	1,050,000

		4,554,946
Technology (0.7%)
NXP BV/NXP Funding, LLC company guaranty sr. notes FRN
Ser. EXCH, 3.053s, 2013 (Netherlands)	2,500,000	2,487,500

Unisys Corp. 144A company guaranty sr. sub. notes
14 1/4s, 2015	750,000	896,250

		3,383,750
Utilities and power (0.4%)
AES Corp. (The) sr. unsec. unsub. notes 7 3/4s, 2014	750,000	815,625

GenOn Energy, Inc. sr. unsec. unsub. notes 7 5/8s, 2014	1,240,000	1,295,800

		2,111,425
Total corporate bonds and notes (cost $69,735,398)		$71,332,199

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value

Penn Virginia Corp. cv. sr. unsec. sub. notes 4 1/2s, 2012	$1,000,000	$1,006,250

Total convertible bonds and notes (cost $968,532)		$1,006,250

SHORT-TERM INVESTMENTS (12.4%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.24%,
July 28, 2011	$10,000	$9,989

Putnam Money Market Liquidity Fund 0.17% [e]	61,733,572	61,733,572

Total short-term investments (cost $61,743,562)		$61,743,561

TOTAL INVESTMENTS

Total investments (cost $541,143,969)		$549,539,853

28

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
FRN	Floating Rate Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2010 through February 28, 2011 (the reporting period).

* Percentages indicated are based on net assets of $497,419,142.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

At the close of the reporting period, the fund maintained liquid assets totaling $3,057,645 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $4,385,559)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Euro	Sell	3/16/11	$1,377,683	$1,376,696	$(987)

UBS AG

	Canadian Dollar	Sell	3/16/11	3,075,506	3,008,863	(66,643)

Total						$(67,630)

29

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/11

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank, N.A.
DJ LCDX NA Series
15 Version 1 Index	—	$22,500	$3,000,000	12/20/15	(250 bps)	$66,178

Total						$66,178

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2011. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	$1,006,250	$—

Corporate bonds and notes	—	71,332,199	—

Senior loans	—	415,457,843	—

Short-term investments	61,733,572	9,989	—

Totals by level	$61,733,572	$487,806,281	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(67,630)	$—

Credit default contracts	—	43,678	—

Totals by level	$—	$(23,952)	$—

At the start of the reporting period, Level 3 investments in other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

30

Statement of assets and liabilities 2/28/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $479,410,397)	$487,806,281
Affiliated issuers (identified cost $61,733,572) (Note 6)	61,733,572

Foreign currency (cost $8,049) (Note 1)	8,439

Interest and other receivables	2,783,037

Receivable for shares of the fund sold	8,011,571

Receivable for investments sold	5,712,783

Unrealized appreciation on swap contracts (Note 1)	66,178

Total assets	566,121,861

LIABILITIES

Payable to custodian	2,228,477

Distributions payable to shareholders	780,847

Payable for investments purchased	62,733,307

Payable for purchases of delayed delivery securities (Notes 1, 7 and 8)	635,142

Payable for shares of the fund repurchased	1,641,742

Payable for compensation of Manager (Note 2)	208,282

Payable for investor servicing fees (Note 2)	53,187

Payable for custodian fees (Note 2)	9,338

Payable for Trustee compensation and expenses (Note 2)	47,054

Payable for administrative services (Note 2)	1,569

Payable for distribution fees (Note 2)	172,839

Unrealized depreciation on forward currency contracts (Note 1)	67,630

Premium received on swap contracts (Note 1)	22,500

Other accrued expenses	100,805

Total liabilities	68,702,719

Net assets	$497,419,142

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$558,972,028

Distributions in excess of net investment income (Note 1)	(976,611)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(68,972,814)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,396,539

Total — Representing net assets applicable to capital shares outstanding	$497,419,142

(Continued on next page)

31

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($277,908,662 divided by 31,110,061 shares)	$8.93

Offering price per class A share (100/99.00 of $8.93)*	$9.02

Net asset value and offering price per class B share ($10,494,797 divided by 1,174,863 shares)**	$8.93

Net asset value and offering price per class C share ($85,500,126 divided by 9,577,378 shares)**	$8.93

Net asset value and redemption price per class M share ($7,329,434 divided by 820,514 shares)	$8.93

Offering price per class M share (100/99.25 of $8.93)*	$9.00

Net asset value, offering price and redemption price per class R share
($425,905 divided by 47,685 shares)	$8.93

Net asset value, offering price and redemption price per class Y share
($115,760,218 divided by 12,950,628 shares)	$8.94

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32

Statement of operations Year ended 2/28/11

INVESTMENT INCOME

Interest (including interest income of $52,143 from investments in affiliated issuers) (Note 6)	$23,082,183

Total investment income	23,082,183

EXPENSES

Compensation of Manager (Note 2)	2,246,602

Investor servicing fees (Note 2)	539,750

Custodian fees (Note 2)	22,842

Trustee compensation and expenses (Note 2)	30,826

Administrative services (Note 2)	15,727

Distribution fees — Class A (Note 2)	536,756

Distribution fees — Class B (Note 2)	44,218

Distribution fees — Class C (Note 2)	690,421

Distribution fees — Class M (Note 2)	10,897

Distribution fees — Class R (Note 2)	1,542

Other	233,195

Total expenses	4,372,776

Expense reduction (Note 2)	(2,824)

Net expenses	4,369,952

Net investment income	18,712,231

Net realized gain on investments (Notes 1 and 3)	5,069,582

Net realized gain on swap contracts (Note 1)	49,512

Net realized loss on foreign currency transactions (Note 1)	(55,763)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(65,523)

Net unrealized appreciation of investments, swap contracts
and receivable purchase agreement during the year	8,831,703

Net gain on investments	13,829,511

Net increase in net assets resulting from operations	$32,541,742

The accompanying notes are an integral part of these financial statements.

33

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 2/28/11	Year ended 2/28/10

Operations:
Net investment income	$18,712,231	$12,898,973

Net realized gain (loss) on investments and
foreign currency transactions	5,063,331	(9,557,112)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	8,766,180	78,759,643

Net increase in net assets resulting from operations	32,541,742	82,101,504

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(10,806,651)	(6,738,824)

Class B	(431,636)	(318,741)

Class C	(2,956,862)	(2,008,521)

Class M	(175,150)	(111,381)

Class R	(14,969)	(7,309)

Class Y	(5,046,925)	(3,889,255)

Redemption fees (Note 1)	20,606	11,828

Increase from capital share transactions (Note 4)	144,675,874	60,079,330

Total increase in net assets	157,806,029	129,118,631

NET ASSETS

Beginning of year	339,613,113	210,494,482

End of year (including distributions in excess of net investment
income of $976,611 and $249,269, respectively)	$497,419,142	$339,613,113

The accompanying notes are an integral part of these financial statements.

34

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35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From			Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class A
February 28, 2011	$8.63	.43	.31	.74	(.44)	(.44)	—	$8.93	8.78	$277,909	1.04	4.86	79
February 28, 2010	6.82	.35	1.81	2.16	(.35)	(.35)	—	8.63	32.11	176,057	1.10 [d]	4.28 [d]	54
February 28, 2009	8.90	.44	(2.09)	(1.65)	(.43)	(.43)	—	6.82	(19.09)	115,821	1.06 [d]	5.26 [d]	46
February 29, 2008	10.03	.64	(1.12)	(.48)	(.65)	(.65)	—	8.90	(5.04)	231,024	1.04 [d]	6.53 [d]	65
February 28, 2007	10.01	.62	— [e]	.62	(.60)	(.60)	—	10.03	6.43	341,400	1.04 [d]	6.20 [d]	89

Class B
February 28, 2011	$8.62	.40	.32	.72	(.41)	(.41)	—	$8.93	8.57	$10,495	1.27	4.60	79
February 28, 2010	6.81	.29	1.82	2.11	(.30)	(.30)	—	8.62	31.37	8,881	1.70 [d]	3.66 [d]	54
February 28, 2009	8.89	.39	(2.09)	(1.70)	(.38)	(.38)	—	6.81	(19.62)	8,083	1.66 [d]	4.67 [d]	46
February 29, 2008	10.03	.58	(1.12)	(.54)	(.60)	(.60)	—	8.89	(5.71)	16,752	1.64 [d]	5.93 [d]	65
February 28, 2007	10.01	.56	— [e]	.56	(.54)	(.54)	—	10.03	5.80	28,576	1.64 [d]	5.57 [d]	89

Class C
February 28, 2011	$8.62	.36	.32	.68	(.37)	(.37)	—	$8.93	8.11	$85,500	1.79	4.10	79
February 28, 2010	6.82	.28	1.81	2.09	(.29)	(.29)	—	8.62	31.02	62,008	1.85 [d]	3.52 [d]	54
February 28, 2009	8.89	.37	(2.07)	(1.70)	(.37)	(.37)	—	6.82	(19.63)	48,186	1.81 [d]	4.54 [d]	46
February 29, 2008	10.03	.56	(1.12)	(.56)	(.58)	(.58)	—	8.89	(5.87)	88,517	1.79 [d]	5.80 [d]	65
February 28, 2007	10.01	.55	— [e]	.55	(.53)	(.53)	—	10.03	5.67	114,234	1.79 [d]	5.48 [d]	89

Class M
February 28, 2011	$8.63	.42	.31	.73	(.43)	(.43)	—	$8.93	8.69	$7,329	1.10	4.81	79
February 28, 2010	6.82	.33	1.82	2.15	(.34)	(.34)	—	8.63	31.91	2,956	1.25 [d]	4.13 [d]	54
February 28, 2009	8.90	.43	(2.09)	(1.66)	(.42)	(.42)	—	6.82	(19.22)	2,040	1.21 [d]	5.17 [d]	46
February 29, 2008	10.03	.62	(1.11)	(.49)	(.64)	(.64)	—	8.90	(5.19)	5,637	1.19 [d]	6.41 [d]	65
February 28, 2007	10.01	.59	.02	.61	(.59)	(.59)	—	10.03	6.27	6,767	1.19 [d]	5.89 [d]	89

Class R
February 28, 2011	$8.63	.40	.31	.71	(.41)	(.41)	—	$8.93	8.50	$426	1.29	4.62	79
February 28, 2010	6.82	.33	1.81	2.14	(.33)	(.33)	—	8.63	31.82	231	1.35 [d]	4.05 [d]	54
February 28, 2009	8.90	.41	(2.08)	(1.67)	(.41)	(.41)	—	6.82	(19.31)	113	1.31 [d]	5.09 [d]	46
February 29, 2008	10.03	.60	(1.10)	(.50)	(.63)	(.63)	—	8.90	(5.26)	137	1.29 [d]	6.05 [d]	65
February 28, 2007	10.01	.58	.02	.60	(.58)	(.58)	—	10.03	6.18	353	1.29 [d]	5.78 [d]	89

Class Y
February 28, 2011	$8.63	.45	.32	.77	(.46)	(.46)	—	$8.94	9.16	$115,760.79		5.09	79
February 28, 2010	6.82	.37	1.81	2.18	(.37)	(.37)	—	8.63	32.43	89,479	.85 [d]	4.52 [d]	54
February 28, 2009	8.90	.46	(2.09)	(1.63)	(.45)	(.45)	—	6.82	(18.89)	36,251	.81 [d]	5.63 [d]	46
February 29, 2008	10.03	.66	(1.11)	(.45)	(.68)	(.68)	—	8.90	(4.82)	40,932	.79 [d]	6.89 [d]	65
February 28, 2007	10.01	.63	.02	.65	(.63)	(.63)	—	10.03	6.73	3,524	.79 [d]	6.29 [d]	89

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

February 28, 2010	0.07%

February 28, 2009	0.09

February 29, 2008	0.02

February 28, 2007	0.01

[e] Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to financial statements 2/28/11

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund will invest primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to April 5, 2010, the maximum front-end sales charge for class A and class M shares was 3.25% and 2.00%, respectively. Prior to April 5, 2010, class B shares were subject to a contingent deferred sales charge, if those shares were redeemed within four years of purchase.

Prior to August 2, 2010, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. Effective August 2, 2010, this redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from March 1, 2010 through February 28, 2011.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

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Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,800,000 on forward currency contracts for the reporting period.

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E) Credit default contracts The fund enters into credit default contracts to gain exposure on individual names and/ or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,100,000 on credit default swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $67,630 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an inter-fund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit

41

and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 28, 2011, the fund had a capital loss carryover of $68,559,094 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$26,363,644	February 28, 2017

42,195,450	February 28, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

J) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, dividends payable and defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $7,380 to increase distributions in excess of net investment income and $16,172 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $23,552.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$13,788,319
Unrealized depreciation	(5,806,155)

Net unrealized appreciation	7,982,164
Undistributed ordinary income	434,435
Capital loss carryforward	(68,559,094)
Cost for federal income tax purposes	$541,557,689

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

42

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion,
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s distribution plans) would exceed an annual rate of 0.85% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective June 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Purchaser) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $8,558 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $2,660 (exclusive of the initial payment) from the Purchaser in accordance with the terms of the Agreement.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,824 under the expense offset arrangements.

43

Each independent Trustee of the fund receives an annual Trustee fee, of which $268, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. Prior to April 5, 2010, the annual rates were 0.85% and 0.40% of the average net assets attributable to class B and class M shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,001 and $244 from the sale of class A and class M shares, respectively, and received $5,285 and $7,326 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,086 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $442,562,715 and $301,081,111, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/11		Year ended 2/28/10

Class A	Shares	Amount	Shares	Amount

Shares sold	19,035,461	$167,196,142	12,661,801	$99,099,973

Shares issued in connection with
reinvestment of distributions	983,926	8,624,412	565,068	4,634,006

	20,019,387	175,820,554	13,226,869	103,733,979

Shares repurchased	(9,316,204)	(81,142,532)	(9,810,940)	(78,571,067)

Net increase	10,703,183	$94,678,022	3,415,929	$25,162,912

44

	Year ended 2/28/11		Year ended 2/28/10

Class B	Shares	Amount	Shares	Amount

Shares sold	538,888	$4,738,795	255,698	$2,058,405

Shares issued in connection with
reinvestment of distributions	40,043	350,812	29,512	239,199

	578,931	5,089,607	285,210	2,297,604

Shares repurchased	(433,914)	(3,784,430)	(441,451)	(3,499,910)

Net increase (decrease)	145,017	$1,305,177	(156,241)	$(1,202,306)

	Year ended 2/28/11		Year ended 2/28/10

Class C	Shares	Amount	Shares	Amount

Shares sold	3,935,529	$34,646,887	2,344,564	$18,998,389

Shares issued in connection with
reinvestment of distributions	242,440	2,124,108	160,232	1,304,595

	4,177,969	36,770,995	2,504,796	20,302,984

Shares repurchased	(1,791,695)	(15,639,147)	(2,384,040)	(19,062,630)

Net increase	2,386,274	$21,131,848	120,756	$1,240,354

	Year ended 2/28/11		Year ended 2/28/10

Class M	Shares	Amount	Shares	Amount

Shares sold	518,308	$4,600,482	86,108	$674,084

Shares issued in connection with
reinvestment of distributions	17,015	149,144	11,732	95,927

	535,323	4,749,626	97,840	770,011

Shares repurchased	(57,518)	(503,200)	(54,457)	(423,908)

Net increase	477,805	$4,246,426	43,383	$346,103

	Year ended 2/28/11		Year ended 2/28/10

Class R	Shares	Amount	Shares	Amount

Shares sold	28,005	$246,308	16,379	$133,568

Shares issued in connection with
reinvestment of distributions	1,670	14,639	886	7,288

	29,675	260,947	17,265	140,856

Shares repurchased	(8,803)	(76,621)	(7,081)	(57,695)

Net increase	20,872	$184,326	10,184	$83,161

	Year ended 2/28/11		Year ended 2/28/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	7,617,461	$67,085,121	11,164,858	$84,838,837

Shares issued in connection with
reinvestment of distributions	121,920	1,068,611	97,267	797,150

	7,739,381	68,153,732	11,262,125	85,635,987

Shares repurchased	(5,152,604)	(45,023,657)	(6,211,583)	(51,186,881)

Net increase	2,586,777	$23,130,075	5,050,542	$34,449,106

45

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$43,678	Payables	$—

Foreign exchange
contracts	Receivables	—	Payables	67,630

Total		$43,678		$67,630

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$49,512	$49,512

Foreign exchange contracts	(55,774)	—	$(55,774)

Total	$(55,774)	$49,512	$(6,262)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$84,839	$84,839

Foreign exchange contracts	(67,630)	—	(67,630)

Total	$(67,630)	$84,839	$17,209

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $52,143 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $305,106,006 and $261,038,555, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

46

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $635,142, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

Axcan Intermediate Holdings, Inc.	$635,142

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

47

Federal tax information (Unaudited)

For the tax year ended February 28, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $3,944,875 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

48

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	company focused on
	College and member of the Investment Committee for the	natural gas and crude
	college’s endowment. Former Chair and current board	oil in the United States;
	member of Girls Incorporated of Metro Denver. Member of	UniSource Energy
	the Finance Committee, The Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

49

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2011, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

50

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Francis J. McNamara, III
London, England SW1A 1LD		Vice President and
	Officers	Chief Legal Officer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
Executive Vice President,
Custodian	Principal Executive	Vice President, Clerk
State Street Bank	Officer, Treasurer and	and Assistant Treasurer
and Trust Company	Compliance Liaison
Michael Higgins
Legal Counsel	Steven D. Krichmar	Vice President, Senior Associate
Ropes & Gray LLP	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Independent Registered		Nancy E. Florek
Public Accounting Firm	Janet C. Smith	Vice President, Assistant Clerk,
KPMG LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN096
266539 4/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2011	$68,664	$--	$6,350	$-
February 28, 2010	$68,688	$--	$6,350	$-

For the fiscal years ended February 28, 2011and February 28, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 6,350 and $6,350 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

February 28, 2011	$ -	$ -	$ -	$ -
February 28, 2010	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2011

Date of reporting period: March 1, 2010 — February 28, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Income Strategies Fund

Annual report
2|28|11

A world of investing.™

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Income Strategies
Fund

Annual report
2 | 28 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Financial statements	18

Federal tax information	72

About the Trustees	73

Officers	75

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and stock market continue to show resilience, even in the face of rising head winds around the globe. On March 9, 2011, U.S. equities marked the two-year anniversary of the beginning of the most powerful bull market since the 1950s, with the S&P 500 Index doubling from its 2009 low. While Putnam maintains a positive outlook for U.S. equities and the overall economy in 2011, we believe volatility will punctuate the year ahead.

There is important news about your fund. The Board of Trustees has approved renaming it Putnam Retirement Income Fund Lifestyle 3, and it will be one of three in a suite of retirement income funds. Please refer to the “Of special interest” note on page 10 to learn about changes to your fund’s strategic allocations that will take place along with this renaming.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing income through a diversified portfolio of bonds and stocks

Current income consistent with prudent risk is an important objective for a growing number of investors, particularly those who are in or approaching retirement. Yet, in today’s relatively low-yield environment, many investors face an uncomfortable trade-off. Achieving their target income level means taking on greater risk, since higher-yielding securities usually have lower credit quality and may be quite volatile. For example, high-yield corporate bonds or government debt from emerging-market countries have proved rewarding over the long term, but income-oriented investors may not be comfortable with the ups and downs in performance that these securities can experience over the short term.

Putnam Income Strategies Fund uses a broad-based diversification strategy with the goal of reducing volatility from higher-yielding investments. The fund pursues its objectives by investing in a broad range of asset classes — including several types of bonds and stocks — and by carefully managing risk. The fund’s secondary objective is capital appreciation, which may help offset the negative effect that inflation can have on the purchasing power of an income-oriented portfolio.

The fund’s mix of holdings is managed to respond to changing opportunities — and risks — in global markets.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The market may not favor growth- or value-style investing. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Our allocation of assets among permitted investment categories may hurt performance.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The Income Strategies Blended Index is a blend of the Barclays Capital Aggregate Bond Index and the Russell 3000 Index, with 75% of the index composed of the bond index; the remaining 25% is composed of the stock index.

Interview with your fund’s portfolio manager

Jeffrey Knight

Jeff, how did the fund perform during the fiscal year?

Putnam Income Strategies Fund’s class A shares advanced 11.45% during the 12-month period. This surpassed the 4.93% return of the primary benchmark index, the Barclays Capital Aggregate Bond Index, and was better than the 9.89% return of the custom Income Strategies Blended Index, which has similar asset class weightings as the fund. The fund’s return was nearly in line with its Lipper group, the Mixed-Asset Target Allocation Conservative Funds, in which peer funds had an average return of 11.58%.

The Barclays Capital Aggregate Bond Index represents the broad bond market — why did it lag behind?

What I describe as “plain-vanilla” government securities had mediocre results this year. Although Treasuries performed well until about the middle of the fiscal year, they subsequently retreated and gave up nearly all of those gains. Bond prices began to retreat during the fall of 2010, as the market reacted to an improving outlook for the economy and the prospects of additional quantitative easing by the Federal Reserve.

The yields on 10-year U.S. Treasury bonds, for example, surged from a low of 2.38% on October 7 to more than 3.50% by mid December 2010, an increase of almost 50% in a matter of 11 weeks. This surge caused investment losses for holders of Treasuries, mortgage-backed securities, and municipal bonds, among other fixed-income sectors.

Fortunately, it was much more rewarding to search for income beyond the realm of ordinary bonds, as this fund does. We found much better results from high-yield securities, international bonds, and convertibles. Stocks also did well. Furthermore, these securities showed little volatility during the year.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

How did these investments beyond the bond index perform?

The fund saw excellent results from almost every asset class. High-yield corporate bonds, one of the largest allocations in the portfolio, saw steady gains. They began the fiscal year with a 7% yield advantage over Treasuries of similar maturities, and during the course of the year this advantage narrowed to 5%. This narrowing reflects capital appreciation for the fund, though the appreciation is larger in percentage terms than the decline in the yield spread.

The fund had a sizable and growing commitment to international government bonds during the period. The fund did not own debt of financially troubled countries such as Greece and Ireland, but instead owned securities of governments with much more stable finances, such as Canada. Overall, this allocation delivered strong results for the fund, in excess of the Barclays Capital Aggregate Bond Index.

While high-yield and international bonds were the two main engines of performance for the fund, convertibles also performed well. Convertibles are bonds that have a conversion feature — under certain conditions, they can convert to stock of the issuing company. This helps convertibles to be less sensitive to interest rates, and they have the potential to perform well when the stock market rallies, as it did during the period.

Credit qualities are shown as a percentage of net assets as of 2/28/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

Of course, the fund held a position in stocks as well — large and small caps, international stocks, and real estate investment trusts, or REITs. This position grew in the second half of the fiscal period. All of these investments benefited from the powerful rally in equity markets. REITs performed well in part because they are less influenced by real estate prices, which were weak, than by rents, which remained firm during the period. They also enjoyed strong demand from yield-hungry investors.

Did you make any allocations that helped performance?

We had a slight overweight to high-yield securities and to equities relative to the standard allocations, and this helped results. The weighting to REITs was slightly lower than normal, which did not help. This weighting reflected our concern about negative surprises in the real estate market.

Which holdings contributed positively to results?

On an individual basis, we saw some of the best results from stocks in the United States and international markets. In the United States, Freeport-McMoRan Copper & Gold performed well. Copper is used for many industrial purposes, and the price of the metal and the stock improved as investors became more confident in the global economic recovery. Other top performers included Estee Lauder, the luxury goods company, and VMware, a software company that specializes in visualization technology.

In international markets, Jeronimo Martins, a Portuguese food producer and retailer, contributed positively to performance. Also, Bekaert, a Belgian company that produces wire and cable products for industrial use, helped results.

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 2/28/11. Short-term holdings are excluded. Holdings will vary over time.

Abroad, some of the top performers were dividend-paying stocks, which contrasted with trends in the United States. However, we would not be surprised to see this theme emerge domestically should the trajectory of the equity markets fall to more normal levels. That would make dividends more compelling.

Which holdings had disappointing results?

Although this can rarely be said, there were few disappointments this year. Among stock detractors was our holding in Hewlett-Packard. The company announced a weaker earnings outlook for the coming year. In international markets, Mediaset, an Italian media company, also declined.

The high-yield allocation favored relatively high-quality securities, and these did not perform quite as well as lower-quality securities. Also, the fund could have benefited from a larger weighting in REITs. However, these were only minor blemishes.

Also, we used a variety of derivatives, including futures, options, and total return swaps to manage the fund’s exposures to specific types of risk, such as interest-rate movements, mortgage prepayments, or credit risk. Most of the strategies had little effect on results, but our use of futures to manage interest-rate and prepayment risks had a negative impact.

What does the large weighting in non-rated securities represent?

The non-rated securities are actually short-term securities, including money market and currency investments. These types of securities do not carry ratings from agencies, but that does not mean that they are below investment-grade investments. The money market position, in particular, carries relatively low risk for the portfolio.

Has inflation become a concern for you?

Inflation is not a near-term concern, which has been our view for some time. Price pressures are building in commodities markets, but this is more of a remote indicator. There are still output gaps in the economy, including

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

a high level of unemployment and low capacity utilization. These can throttle price pressures and prevent them from turning into general inflation. We will monitor these gaps as they shrink during what we believe will be a continuing economic recovery, but a quick change is not likely on the horizon.

Also, given the securities the fund owns, it is, in our view, less vulnerable to an inflation surprise than plain-vanilla government bond funds would be. We generally favor shorter-duration securities of non-government issuers.

Why did the fund reduce its dividend during the fiscal year?

Yields for income securities have been declining to fairly low levels on a historical basis. During the fiscal year, the fund reduced its dividend on two occasions, primarily because of declining yields in the marketplace. The rate was first reduced from $0.027 per class A share to $0.022 per share in May 2010 due to declining yields in the marketplace. In November 2010, the rate was further reduced to $0.017 due to an increase in expenses related to the expiration of the fund’s expense limit in July 2010, as well as to further declining yields in the marketplace.

What is your outlook for the fund and the markets for the next 12 months?

We believe that return opportunities will become more modest in the year ahead, even as the economy continues to recover. Recent months have shown a gradual, but virtuous, cycle of job growth, consumer spending growth, and positive market performance. We think that this dynamic can continue, and we are watching it closely. It is likely over the course of the coming year that the economy will need to stand on its own, with less support from government policymakers.

While we can prepare for the risk of less policy intervention, since the fund’s fiscal year ended on February 28 we have seen an example of the kind of shock to global markets that is impossible to predict — the earthquake, tsunami, and radiation leak in Japan. As we regret the loss of life and the human suffering of this event, we are also reminded why it is important for people, and investors, to take what measures they can to prepare for the unexpected.

Portfolio diversification is one such measure. We continue to have a reasonably positive outlook for the diverse asset classes in which the fund invests. High-yield bonds and equities, in particular, appear to be reasonably priced, with profits booming and the economy appearing to gain momentum. In our view, they still appear more attractive than government securities.

Jeff, thanks for discussing the fund and the markets today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are Robert Kea and Robert Schoen.

Of special interest

On March 4, 2011, Putnam proposed, and your fund’s Board of Trustees approved, changes to your fund. Your fund will be renamed Putnam Retirement Income Fund Lifestyle 3 and will be one of three Putnam funds comprising a suite of retirement income funds. In addition, the other approved changes to your fund include: (i) adjusting the fund’s strategic allocation from the current 75%/25% allocation to fixed income and equity to a 60%/40% allocation; (ii) adding Putnam Absolute Return 700 Fund as an underlying fund investment; (iii) reducing the class A and M sales charges from 5.75% and 3.50%, respectively, to 4.00% and 3.25%, respectively and (iv) reducing the distribution and service (12b-1) fees for class M shares from 0.75% to 0.50%. These changes are expected to occur in June of 2011.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund. For more information regarding the fund changes discussed above, or to receive a free copy of materials filed with the SEC, including the fund’s revised prospectus reflecting the changes discussed above (and containing important information about fees, expenses and risk considerations) once the registration statement relating to such changes has been filed with the SEC and becomes effective, please call 1-800-225-1581. Free copies of such materials can also be found on the SEC’s website (http://www.sec.gov). Please read any applicable prospectus carefully before making any investment decisions.

IN THE NEWS

The Federal Reserve continues to back its stimulus efforts already under way. Besides maintaining its near-zero interest-rate policy, the Federal Open Market Committee at its March 15 meeting remained committed to completing its second round of quantitative easing, dubbed “QE2.” The central bank launched QE2, which involves the purchase of $600 billion in U.S. Treasury securities, last fall with the primary aim of preventing deflation in the U.S. economy. Last summer, the United States teetered perilously on the verge of a deflationary cliff, as inflation rates had fallen to 50-year lows. Deflation, which occurs when prices fall in an economy, can cause long-term significant damage to growth. QE2 may have worked, as inflation is back. In January, prices measured by the Consumer Price Index (CPI) were up 1.6% from a year earlier, the biggest increase in eight months. Core inflation rose by 0.5%, the highest increase since October 2008.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	35.34%	27.56%	28.79%	28.79%	28.79%	28.79%	30.88%	26.36%	33.36%	37.20%
Annual average	4.80	3.84	4.00	4.00	4.00	4.00	4.26	3.69	4.56	5.02

5 years	22.59	15.51	17.89	16.03	17.93	17.93	19.48	15.27	21.17	24.06
Annual average	4.16	2.93	3.35	3.02	3.35	3.35	3.62	2.88	3.92	4.41

3 years	12.51	6.00	9.92	7.11	9.84	9.84	10.80	6.89	11.68	13.34
Annual average	4.01	1.96	3.20	2.32	3.18	3.18	3.48	2.25	3.75	4.26

1 year	11.45	5.03	10.58	5.58	10.56	9.56	10.90	6.97	11.15	11.73

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/28/11

				Lipper Mixed-Asset
	Barclays Capital			Target Allocation
	Aggregate Bond	Russell 3000	Income Strategies	Conservative Funds
	Index	Index	Blended Index*	category average†

Life of fund	37.87%	40.60%	40.95%	33.59%
Annual average	5.10	5.42	5.46	4.55

5 years	32.59	17.10	30.60	22.53
Annual average	5.80	3.21	5.49	4.09

3 years	17.08	9.47	16.73	12.74
Annual average	5.40	3.06	5.29	4.03

1 year	4.93	24.25	9.89	11.58

Index and Lipper results should be compared to fund performance at net asset value.

* The Income Strategies Blended Index is a blend of the Barclays Capital Aggregate Bond Index and the Russell 3000 Index, with 75% of the index composed of the bond index; the remaining 25% is composed of the stock index.

† Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 2/28/11, there were 465, 398, 316, and 209 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,879 and $12,879, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,636 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,336 and $13,720, respectively.

Fund price and distribution information For the 12-month period ended 2/28/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.254		$0.187	$0.186	$0.206		$0.230	$0.278

Capital gains	—		—	—	—		—	—

Total	$0.254		$0.187	$0.186	$0.206		$0.230	$0.278

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/10	$9.00	$9.55	$8.97	$8.97	$8.98	$9.31	$9.01	$9.01

2/28/11	9.76	10.36	9.72	9.72	9.74	10.09	9.77	9.77

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	2.09%	1.97%	1.36%	1.23%	1.72%	1.67%	1.84%	2.33%

Current 30-day SEC yield
(with expense limitation) [2,3]	N/A	1.66	1.02	1.02	N/A	1.23	1.52	2.01

Current 30-day SEC yield
(without expense limitation) [3]	N/A	1.15	0.48	0.48	N/A	0.71	0.98	1.47

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	35.44%	27.65%	28.93%	28.93%	28.94%	28.94%	31.06%	26.53%	33.57%	37.47%
Annual average	4.74	3.80	3.96	3.96	3.96	3.96	4.22	3.66	4.52	4.98

5 years	21.87	14.85	17.41	15.56	17.45	17.45	18.88	14.72	20.70	23.45
Annual average	4.03	2.81	3.26	2.93	3.27	3.27	3.52	2.78	3.83	4.30

3 years	11.55	5.13	9.10	6.31	9.11	9.11	9.97	6.11	10.84	12.49
Annual average	3.71	1.68	2.95	2.06	2.95	2.95	3.22	2.00	3.49	4.00

1 year	8.67	2.44	7.91	2.91	7.90	6.90	8.24	4.49	8.51	9.05

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 2/28/10*†	1.13%	1.88%	1.88%	1.63%	1.38%	0.88%

Total annual operating expenses for the fiscal year
ended 2/28/10†	1.64%	2.39%	2.39%	2.14%	1.89%	1.39%

Annualized expense ratio for the six-month period
ended 2/28/11‡	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/11.

† Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2010, to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.79	$9.65	$9.65	$8.37	$7.08	$4.50

Ending value (after expenses)	$1,086.50	$1,081.80	$1,081.60	$1,082.70	$1,084.10	$1,086.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2011, use the following calculation method. To find the value of your investment on September 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.61	$9.35	$9.35	$8.10	$6.85	$4.36

Ending value (after expenses)	$1,019.24	$1,015.52	$1,015.52	$1,016.76	$1,018.00	$1,020.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Income Strategies Blended Index is a blend of the Barclays Capital Aggregate Bond Index and the Russell 3000 Index, with 75% of the index composed of the bond index; the remaining 25% is composed of the stock index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2011, Putnam employees had approximately $372,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Income Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Income Strategies Fund (the “fund”) at February 28, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 28, 2011, by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2011

The fund’s portfolio 2/28/11

COMMON STOCKS (30.7%)*	Shares	Value

Basic materials (1.9%)
Albemarle Corp.	250	$14,390

Andersons, Inc. (The)	159	7,638

BASF SE (Germany)	93	7,735

BHP Billiton, Ltd. (Australia)	746	35,270

Boise, Inc.	295	2,649

Century Aluminum Co. †	76	1,288

Clearwater Paper Corp. †	32	2,538

Coeur d’Alene Mines Corp. †	73	2,300

Contango Ore, Inc. †	3	59

Cytec Industries, Inc.	173	9,832

Domtar Corp. (Canada)	45	3,933

Ferro Corp. †	390	6,209

Fletcher Building, Ltd. (New Zealand)	3,502	23,210

Freeport-McMoRan Copper & Gold, Inc. Class B	700	37,065

Gibraltar Industries, Inc. †	210	2,274

Hawkins, Inc.	23	880

Hecla Mining Co. †	354	3,593

Horsehead Holding Corp. †	316	5,227

Innophos Holdings, Inc.	85	3,641

International Flavors & Fragrances, Inc.	222	12,643

KapStone Paper and Packaging Corp. †	255	4,373

Koppers Holdings, Inc.	161	6,506

Lubrizol Corp. (The)	147	16,004

MeadWestvaco Corp.	464	13,618

Minerals Technologies, Inc.	88	5,709

Molycorp, Inc. † S	95	4,559

Monsanto Co.	248	17,829

Neenah Paper, Inc.	52	1,012

NewMarket Corp.	15	1,922

Nitto Denko Corp. (Japan)	400	24,197

Noranda Aluminum Holding Corp. †	82	1,293

OM Group, Inc. †	171	6,017

PPG Industries, Inc.	271	23,951

Quaker Chemical Corp.	36	1,394

Rayonier, Inc. R	391	23,980

Reliance Steel & Aluminum Co.	49	2,711

Rio Tinto PLC (United Kingdom)	45	3,155

Rock-Tenn Co. Class A	39	2,677

Stepan Co.	25	1,755

Stillwater Mining Co. †	240	5,729

Tenaris SA (Italy)	99	2,236

TPC Group, Inc. †	48	1,394

voestalpine AG (Austria)	428	19,776

W.R. Grace & Co. †	338	12,858

Yara International ASA (Norway)	40	2,120

		389,149

COMMON STOCKS (30.7%)* cont.	Shares	Value

Capital goods (1.7%)
Aisin Seiki Co., Ltd. (Japan)	300	$11,471

Alamo Group, Inc.	116	3,380

Altra Holdings, Inc. †	189	4,088

American Axle & Manufacturing Holdings, Inc. †	130	1,738

American Science & Engineering, Inc.	17	1,598

Applied Industrial Technologies, Inc.	153	4,902

ArvinMeritor, Inc. †	293	5,251

Autoliv, Inc. (Sweden)	131	9,811

AZZ, Inc.	47	2,005

Bekaert SA (Belgium)	177	19,196

Dover Corp.	457	29,362

DXP Enterprises, Inc. †	91	1,935

EMCOR Group, Inc. †	122	3,887

Emerson Electric Co.	591	35,259

EnPro Industries, Inc. †	46	1,825

Franklin Electric Co., Inc.	64	2,720

Generac Holdings, Inc. †	104	1,906

GrafTech International, Ltd. †	93	1,861

Graham Packaging Co., Inc. †	197	3,347

Harbin Electric, Inc. (China) †	72	1,367

John Bean Technologies Corp.	132	2,504

Lindsay Corp.	15	1,059

Lockheed Martin Corp.	334	26,439

LSB Industries, Inc. †	87	2,634

Metso OYJ (Finland)	123	6,360

Mitsubishi Electric Corp. (Japan)	2,000	23,730

NACCO Industries, Inc. Class A	12	1,495

Nalco Holding Co.	396	10,126

Oshkosh Corp. †	104	3,710

Parker Hannifin Corp.	349	31,124

Polypore International, Inc. †	61	3,565

Powell Industries, Inc. †	57	2,131

Power-One, Inc. † S	134	1,103

Raytheon Co.	521	26,680

Regal-Beloit Corp.	222	16,195

Singapore Technologies Engineering, Ltd. (Singapore)	1,000	2,513

Smith (A.O.) Corp.	126	5,090

Societe BIC SA (France)	152	12,987

Standex International Corp.	51	1,748

Timken Co.	50	2,436

TriMas Corp. †	222	4,567

United Technologies Corp.	70	5,848

Valmont Industries, Inc.	72	7,350

		348,303
Communication services (1.1%)
ADTRAN, Inc.	158	7,186

Allot Communications, Ltd. (Israel) †	104	1,657

American Tower Corp. Class A †	276	14,893

COMMON STOCKS (30.7%)* cont.	Shares	Value

Communication services cont.
Aruba Networks, Inc. †	46	$1,401

AT&T, Inc.	880	24,974

Atlantic Tele-Network, Inc.	34	1,326

DIRECTV Class A †	651	29,926

EchoStar Corp. Class A †	411	14,262

HSN, Inc. †	71	2,306

IAC/InterActiveCorp. †	701	21,780

InterDigital, Inc.	30	1,430

Iridium Communications, Inc. †	381	3,581

j2 Global Communications, Inc. †	45	1,309

Loral Space & Communications, Inc. †	47	3,556

NeuStar, Inc. Class A †	119	3,005

NII Holdings, Inc. †	613	25,108

Telecom Corp. of New Zealand, Ltd. (New Zealand)	13,428	21,136

USA Mobility, Inc.	128	1,910

Verizon Communications, Inc.	1,138	42,015

		222,761
Conglomerates (0.5%)
3M Co.	46	4,243

General Electric Co.	1,998	41,798

Honeywell International, Inc.	668	38,684

SPX Corp.	246	19,621

		104,346
Consumer cyclicals (3.5%)
Advance Auto Parts, Inc.	223	13,978

Aeropostale, Inc. †	98	2,542

Alliance Data Systems Corp. †	33	2,598

AMERCO †	9	869

American Media Operations, Inc. 144A F	54	—

AnnTaylor Stores Corp. †	156	3,621

Ascena Retail Group, Inc. †	91	2,843

Bally Technologies, Inc. †	56	2,163

Best Buy Co., Inc.	579	18,667

Bridgestone Corp. (Japan)	200	4,130

Cash America International, Inc.	44	1,879

Childrens Place Retail Stores, Inc. (The) †	32	1,462

Coach, Inc.	497	27,295

Collective Brands, Inc. †	94	2,143

Cooper Tire & Rubber	81	1,900

Deckers Outdoor Corp. †	72	6,352

Deluxe Corp.	154	3,935

DSW, Inc. Class A †	142	5,767

Dun & Bradstreet Corp. (The)	223	18,018

Expedia, Inc.	520	10,327

EZCORP, Inc. Class A †	199	5,707

Foot Locker, Inc.	663	13,174

GameStop Corp. Class A † S	511	10,194

COMMON STOCKS (30.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Gannett Co., Inc.	138	$2,278

Genesco, Inc. †	83	3,280

Great Lakes Dredge & Dock Corp.	333	2,621

Green Dot Corp. Class A †	25	1,305

Helen of Troy, Ltd. (Bermuda) †	32	894

Host Marriott Corp. R	1,761	32,402

Iconix Brand Group, Inc. †	100	2,210

Interpublic Group of Companies, Inc. (The) †	1,334	17,609

Jos. A. Bank Clothiers, Inc. †	90	4,150

Kenneth Cole Productions, Inc. Class A †	75	975

Kimberly-Clark Corp.	433	28,535

Kingfisher PLC (United Kingdom)	2,109	8,728

Kirkland’s, Inc. †	77	1,177

Knology, Inc. †	105	1,462

La-Z-Boy, Inc. †	262	2,630

Limited Brands, Inc.	581	18,604

Maidenform Brands, Inc. †	107	2,904

Mediaset SpA (Italy)	997	6,413

Moody’s Corp.	980	31,262

National CineMedia, Inc.	43	812

News Corp. Class A	1,908	33,142

Next PLC (United Kingdom)	212	6,815

Nortek, Inc. †	29	1,291

Nu Skin Enterprises, Inc. Class A	58	1,851

OfficeMax, Inc. †	185	2,542

Omnicom Group, Inc.	523	26,621

Perry Ellis International, Inc. †	75	2,178

Peugeot SA (France) †	233	9,332

Phillips-Van Heusen Corp.	27	1,620

R. R. Donnelley & Sons Co.	955	17,782

Regis Corp.	77	1,350

Ross Stores, Inc.	269	19,379

Scholastic Corp.	44	1,382

Select Comfort Corp. †	191	2,126

Signet Jewelers, Ltd. (Bermuda) †	35	1,535

Sinclair Broadcast Group, Inc. Class A	147	1,902

Sonic Automotive, Inc. Class A	566	8,139

Sony Corp. (Japan)	300	11,031

Sotheby’s Holdings, Inc. Class A	35	1,723

Stage Stores, Inc.	136	2,372

Standard Pacific Corp. †	312	1,248

Steven Madden, Ltd. †	124	5,349

Suzuki Motor Corp. (Japan)	200	4,746

Swire Pacific, Ltd. (Hong Kong)	1,000	14,036

Time Warner, Inc.	828	31,630

TJX Cos., Inc. (The)	492	24,536

COMMON STOCKS (30.7%)* cont.	Shares	Value

Consumer cyclicals cont.
TNS, Inc. †	148	$2,790

Toro Co. (The)	28	1,747

Tractor Supply Co.	26	1,354

Trump Entertainment Resorts, Inc. F	6	30

TRW Automotive Holdings Corp. †	170	9,656

UniFirst Corp.	35	1,974

Valeo SA (France) †	32	1,992

ValueClick, Inc. †	56	836

Vertis Holdings, Inc. † F	179	—

VF Corp.	87	8,323

Volkswagen AG (Preference) (Germany)	86	14,589

Volkswagen AG (Germany)	70	10,628

Wal-Mart Stores, Inc.	940	48,861

Walt Disney Co. (The)	159	6,955

Warnaco Group, Inc. (The) †	80	4,697

Wheelock and Co., Ltd. (Hong Kong)	1,000	3,651

Whirlpool Corp.	175	14,438

Williams-Sonoma, Inc.	352	12,704

World Fuel Services Corp.	53	2,196

Zale Corp. †	466	1,920

		714,814
Consumer staples (2.2%)
ACCO Brands Corp. †	224	1,915

AFC Enterprises †	446	6,596

Avis Budget Group, Inc. †	502	7,691

Career Education Corp. †	152	3,665

CEC Entertainment, Inc. †	52	2,012

Coca-Cola Co. (The)	345	22,052

Core-Mark Holding Co., Inc. †	51	1,731

Costco Wholesale Corp.	484	36,198

DineEquity, Inc. †	40	2,288

Domino’s Pizza, Inc. †	527	8,890

Dr. Pepper Snapple Group, Inc.	628	22,646

Energizer Holdings, Inc. †	134	8,955

Estee Lauder Cos., Inc. (The) Class A	160	15,106

Genuine Parts Co.	340	17,915

Heineken NV (Netherlands)	152	7,838

Hershey Co. (The)	460	24,067

Inter Parfums, Inc.	92	1,662

ITT Educational Services, Inc. †	50	3,793

Jeronimo Martins, SGPS, SA (Portugal)	1,248	20,017

Kao Corp. (Japan)	400	10,793

Lincoln Educational Services Corp.	140	2,171

Lorillard, Inc.	310	23,799

McDonald’s Corp.	125	9,460

Metro AG (Germany)	105	7,681

MGP Ingredients, Inc.	137	1,245

COMMON STOCKS (30.7%)* cont.	Shares	Value

Consumer staples cont.
National Presto Industries, Inc.	14	$1,772

On Assignment, Inc. †	183	1,922

Papa John’s International, Inc. †	46	1,342

PepsiCo, Inc.	242	15,348

Philip Morris International, Inc.	261	16,386

Prestige Brands Holdings, Inc. †	193	2,127

Procter & Gamble Co. (The)	559	35,245

Reckitt Benckiser Group PLC (United Kingdom)	204	10,520

Revlon, Inc. Class A †	106	1,584

Ruth’s Hospitality Group, Inc. †	102	511

Safeway, Inc.	1,109	24,198

Spartan Stores, Inc.	90	1,356

Suedzucker AG (Germany)	147	4,038

SUPERVALU, Inc.	117	1,010

Tesco PLC (United Kingdom)	1,593	10,475

USANA Health Sciences, Inc. †	24	836

W.W. Grainger, Inc.	185	24,644

WebMD Health Corp. †	21	1,218

Wolseley PLC (China) †	369	12,852

Woolworths, Ltd. (Australia)	263	7,221

		444,791
Energy (2.9%)
Atwood Oceanics, Inc. †	92	4,188

BP PLC (United Kingdom)	1,671	13,448

Cal Dive International, Inc. †	211	1,452

Caltex Australia, Ltd. (Australia)	1,299	21,023

Cameron International Corp. †	588	34,768

Chevron Corp.	370	38,388

Cimarex Energy Co.	318	36,929

Cloud Peak Energy, Inc. †	109	2,235

Complete Production Services, Inc. †	135	3,889

ConocoPhillips	177	13,783

Contango Oil & Gas Co. †	39	2,390

Exxon Mobil Corp.	1,134	96,991

Halliburton Co.	917	43,044

Helix Energy Solutions Group, Inc. †	305	4,697

James River Coal Co. †	101	2,121

JX Holdings, Inc. (Japan)	3,700	26,037

Murphy Oil Corp.	400	29,412

Occidental Petroleum Corp.	55	5,608

Oceaneering International, Inc. †	326	27,263

Oil States International, Inc. †	39	2,839

Peabody Energy Corp.	520	34,055

Petrofac, Ltd. (United Kingdom)	296	6,708

Petroleum Development Corp. †	139	6,523

Petroquest Energy, Inc. †	99	853

Rosetta Resources, Inc. †	129	5,851

COMMON STOCKS (30.7%)* cont.	Shares	Value

Energy cont.
Royal Dutch Shell PLC Class A (United Kingdom)	269	$9,678

Schlumberger, Ltd.	105	9,809

Stallion Oilfield Holdings, Ltd.	28	1,029

Stone Energy Corp. †	234	7,086

Sunoco, Inc.	562	23,525

Swift Energy Co. †	81	3,479

TETRA Technologies, Inc. †	146	2,016

Tidewater, Inc.	68	4,230

Unit Corp. †	48	2,856

Vaalco Energy, Inc. †	255	2,045

Valero Energy Corp.	1,331	37,508

W&T Offshore, Inc.	136	3,472

Walter Energy, Inc.	169	20,451

		591,679
Financials (8.6%)
Acadia Realty Trust R	541	10,712

AerCap Holdings NV (Netherlands) †	634	8,603

Affiliated Managers Group †	306	32,666

Ageas (Belgium)	1,282	4,070

Agree Realty Corp. R	89	2,272

Alexander’s, Inc.	26	10,289

Alexandria Real Estate Equities, Inc. R	180	14,436

Allied World Assurance Company Holdings, Ltd.	338	20,858

AMB Property Corp. R	491	17,863

American Capital Agency Corp. R	66	1,944

American Equity Investment Life Holding Co.	403	5,320

American Express Co.	738	32,155

American Financial Group, Inc.	486	16,830

American Safety Insurance Holdings, Ltd. †	142	3,032

Annaly Capital Management, Inc. R	1,169	20,960

Anworth Mortgage Asset Corp. R	227	1,621

Arch Capital Group, Ltd. †	183	16,562

Ashford Hospitality Trust, Inc. † R	1,348	13,898

Aspen Insurance Holdings, Ltd.	84	2,482

Assurant, Inc.	405	16,455

Assured Guaranty, Ltd. (Bermuda)	211	3,066

AvalonBay Communities, Inc. R	216	26,142

Banca Intesa SpA RSP (Italy)	6,593	19,311

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	382	4,717

Banco Latinoamericano de Exportaciones SA Class E (Panama)	197	3,310

Bank of America Corp.	1,511	21,592

Bank of the Ozarks, Inc.	98	4,219

Barclays PLC (United Kingdom)	1,717	8,934

Berkshire Hathaway, Inc. Class B †	264	23,042

BioMed Realty Trust, Inc. R	547	9,928

Boston Properties, Inc. R	373	35,778

Brandywine Realty Trust R	818	10,061

COMMON STOCKS (30.7%)* cont.	Shares	Value

Financials cont.
BRE Properties R	314	$14,918

Broadridge Financial Solutions, Inc.	775	17,763

Camden Property Trust R	195	11,538

Cardtronics, Inc. †	140	2,653

CBL & Associates Properties, Inc. R	1,241	22,152

Citigroup, Inc. †	2,093	9,795

CNO Financial Group, Inc. †	291	2,107

Colonial Properties Trust (Canada) R	605	11,925

Commerzbank AG (Germany) †	134	1,155

CommonWealth REIT R	521	14,958

Community Bank System, Inc.	82	2,063

Cowen Group, Inc. †	202	865

Danske Bank A/S (Denmark) †	143	3,359

Delek Group, Ltd. (Israel)	44	10,504

Developers Diversified Realty Corp. R	849	12,141

Digital Realty Trust, Inc. R	204	11,999

Dollar Financial Corp. †	196	4,192

Douglas Emmett, Inc. R	617	11,569

Duke Realty Investments, Inc. R	788	11,087

DuPont Fabros Technology, Inc. R	429	10,476

E*Trade Financial Corp. †	199	3,180

Endurance Specialty Holdings, Ltd. (Bermuda)	316	15,670

Entertainment Properties Trust R	232	11,059

Equity Lifestyle Properties, Inc. R	189	10,970

Equity Residential Trust R	1,001	55,165

Essex Property Trust, Inc. R	94	11,635

Evercore Partners, Inc. Class A	46	1,586

Extra Space Storage, Inc. R	682	13,470

Federal Realty Investment Trust R	234	19,698

Financial Institutions, Inc.	113	2,180

First Financial Bancorp	125	2,116

First Industrial Realty Trust † R	153	1,715

Flagstone Reinsurance Holdings SA (Luxembourg)	205	2,337

Flushing Financial Corp.	191	2,735

General Growth Properties	1,254	19,964

Glimcher Realty Trust R	329	3,027

Goldman Sachs Group, Inc. (The)	50	8,189

Hang Lung Group, Ltd. (Hong Kong)	1,000	6,083

HCP, Inc. R	1,277	48,526

Health Care REIT, Inc. R	291	15,196

Hersha Hospitality Trust R	1,652	10,854

Highwoods Properties, Inc. R	344	11,672

Home Bancshares, Inc.	83	1,870

Home Properties of NY, Inc. R	199	11,725

Hospitality Properties Trust R	663	15,249

Hudson City Bancorp, Inc.	1,624	18,676

COMMON STOCKS (30.7%)* cont.	Shares	Value

Financials cont.
International Bancshares Corp.	143	$2,730

Intesa Sanpaolo SpA (Italy)	4,989	16,830

Invesco Mortgage Capital, Inc. R	88	2,054

JPMorgan Chase & Co.	630	29,415

Kimco Realty Corp. R	1,376	26,667

Kinnevik Investment AB Class B (Sweden)	1,052	23,603

KKR & Co. LP	410	6,831

Lexington Realty Trust R	1,641	15,540

Liberty Property Trust R	1,201	40,558

Lloyds Banking Group PLC (United Kingdom) †	15,503	15,626

LTC Properties, Inc. R	120	3,506

Macerich Co. (The) R	456	23,092

Mack-Cali Realty Corp. R	371	12,592

Maiden Holdings, Ltd. (Bermuda)	190	1,518

Medical Properties Trust, Inc. R	1,138	13,349

Merchants Bancshares, Inc.	51	1,301

Metro Bancorp, Inc. †	90	1,103

Mid-America Apartment Communities, Inc. R	238	15,463

Mission West Properties R	160	1,096

Nasdaq OMX Group, Inc. (The) †	1,023	29,268

National Health Investors, Inc. R	357	16,965

National Retail Properties, Inc. R	409	10,507

Nationwide Health Properties, Inc. R	516	22,054

Nelnet, Inc. Class A	201	4,488

Newcastle Investment Corp. † R	217	1,831

Omega Healthcare Investors, Inc. R	90	2,157

Orrstown Financial Services, Inc.	47	1,293

Park National Corp.	17	1,119

Piedmont Office Realty Trust, Inc. Class A R	524	10,480

Platinum Underwriters Holdings, Ltd. (Bermuda)	29	1,209

PNC Financial Services Group, Inc.	468	28,876

Popular, Inc. (Puerto Rico) †	437	1,420

Post Properties, Inc. R	299	11,661

ProLogis R	1,597	25,967

Protective Life Corp.	88	2,502

PS Business Parks, Inc. R	59	3,719

Public Storage R	399	44,788

Realty Income Corp. R	306	11,007

Regency Centers Corp. R	238	10,770

RenaissanceRe Holdings, Ltd.	253	16,956

Republic Bancorp, Inc. Class A	41	703

Sampo OYJ Class A (Finland)	186	5,759

Saul Centers, Inc. R	42	1,932

Senior Housing Properties Trust R	503	12,344

Simon Property Group, Inc. R	941	103,548

SL Green Realty Corp. R	342	25,900

COMMON STOCKS (30.7%)* cont.	Shares	Value

Financials cont.
SLM Corp. †	1,896	$28,099

Southside Bancshares, Inc.	96	2,190

Sovran Self Storage, Inc. R	286	11,097

St. Joe Co. (The) †	95	2,544

Starwood Property Trust, Inc. R	67	1,567

Suffolk Bancorp	50	1,030

Symetra Financial Corp.	190	2,717

UDR, Inc. R	477	11,601

Universal Health Realty Income Trust R	29	1,153

Universal Insurance Holdings, Inc.	254	1,466

Urstadt Biddle Properties, Inc. Class A R	90	1,745

Virginia Commerce Bancorp Inc. †	279	1,646

Vornado Realty Trust R	513	47,878

Weingarten Realty Investors R	441	11,409

Wells Fargo & Co.	689	22,227

Wharf (Holdings), Ltd. (Hong Kong)	2,000	13,125

Wharf Holdings, Ltd. (Rights) (Hong Kong) † F	200	374

World Acceptance Corp. †	35	2,093

		1,760,952
Health care (3.0%)
Abbott Laboratories	172	8,273

Aetna, Inc.	569	21,258

Akorn, Inc. †	271	1,515

Allergan, Inc.	364	26,998

Alliance HealthCare Services, Inc. †	212	878

Amedisys, Inc. †	58	2,083

AmerisourceBergen Corp.	449	17,022

AMN Healthcare Services, Inc. †	222	1,658

AmSurg Corp. †	45	1,063

Amylin Pharmaceuticals, Inc. †	62	949

AstraZeneca PLC (United Kingdom)	546	26,611

Auxilium Pharmaceuticals, Inc. †	71	1,595

BioMarin Pharmaceuticals, Inc. †	58	1,419

Bruker Corp. †	64	1,228

Cardinal Health, Inc.	486	20,237

Cephalon, Inc. †	322	18,132

Continucare Corp. †	300	1,698

Cooper Companies, Inc. (The)	61	3,771

Cubist Pharmaceuticals, Inc. †	58	1,272

Dendreon Corp. †	42	1,411

Endo Pharmaceuticals Holdings, Inc. †	162	5,754

Enzon Pharmaceuticals, Inc. †	181	1,933

Forest Laboratories, Inc. †	730	23,652

Fresenius SE (Germany)	221	20,167

Gentiva Health Services, Inc. †	91	2,569

Gilead Sciences, Inc. †	782	30,482

Health Management Associates, Inc. Class A †	262	2,620

COMMON STOCKS (30.7%)* cont.	Shares	Value

Health care cont.
Health Net, Inc. †	277	$8,149

HealthSouth Corp. †	137	3,317

HealthSpring, Inc. †	121	4,554

Healthways, Inc. †	109	1,523

Hi-Tech Pharmacal Co., Inc. †	98	2,263

Human Genome Sciences, Inc. †	104	2,603

Humana, Inc. †	260	16,903

Impax Laboratories, Inc. †	255	5,250

Ironwood Pharmaceuticals, Inc. †	79	966

Johnson & Johnson	522	32,072

Kensey Nash Corp. †	78	2,048

Kindred Healthcare, Inc. †	77	1,919

Kinetic Concepts, Inc. †	109	5,338

Laboratory Corp. of America Holdings †	164	14,781

LHC Group, Inc. †	40	1,194

Lincare Holdings, Inc.	139	4,078

Magellan Health Services, Inc. †	110	5,278

Medco Health Solutions, Inc. †	438	26,998

Medicis Pharmaceutical Corp. Class A	158	5,070

Merck & Co., Inc.	1,039	33,840

Momenta Pharmaceuticals, Inc. †	52	722

Obagi Medical Products, Inc. †	236	2,705

OraSure Technologies, Inc. †	306	2,121

Orion Oyj Class B (Finland)	237	5,424

Orthovita, Inc. †	437	1,040

Par Pharmaceutical Cos., Inc. †	229	7,072

Perrigo Co.	297	22,700

Pfizer, Inc.	1,391	26,763

PharMerica Corp. †	107	1,257

Providence Service Corp. (The) †	82	1,346

Questcor Pharmaceuticals, Inc. †	189	2,449

Salix Pharmaceuticals, Ltd. †	43	1,434

Sanofi-Aventis (France)	100	6,902

Sciclone Pharmaceuticals, Inc. †	245	1,088

Select Medical Holdings Corp. †	285	2,223

Sequenom, Inc. †	230	1,412

Sirona Dental Systems, Inc. †	34	1,716

STAAR Surgical Co. †	272	1,632

Steris Corp.	101	3,419

United Therapeutics Corp. †	39	2,630

UnitedHealth Group, Inc.	767	32,659

Vanda Pharmaceuticals, Inc. †	132	972

Ventas, Inc. R	393	21,780

Viropharma, Inc. †	250	4,483

Warner Chilcott PLC Class A (Ireland)	263	6,228

Waters Corp. †	304	25,247

COMMON STOCKS (30.7%)* cont.	Shares	Value

Health care cont.
Watson Pharmaceuticals, Inc. †	87	$4,871

WellCare Health Plans, Inc. †	63	2,366

West Pharmaceutical Services, Inc.	31	1,274

Young Innovations, Inc.	57	1,805

		622,132
Technology (4.3%)
Accenture PLC Class A	719	37,014

Acme Packet, Inc. †	14	1,053

Actuate Corp. †	177	844

Amdocs, Ltd. (United Kingdom) †	836	24,946

Amkor Technologies, Inc. †	165	1,216

Analog Devices, Inc.	325	12,961

Anixter International, Inc.	88	6,303

Apple, Inc. †	221	78,059

Applied Materials, Inc.	2,343	38,495

Black Box Corp.	80	3,055

CA, Inc.	500	12,390

Cavium Networks, Inc. †	89	3,843

Ceragon Networks, Ltd. (Israel) †	152	1,889

Checkpoint Systems, Inc. †	123	2,679

Cirrus Logic, Inc. †	120	2,802

Cisco Systems, Inc. †	1,050	19,488

Coherent, Inc. †	32	1,976

Convergys Corp. †	191	2,687

CSG Systems International, Inc. †	241	4,712

DDi Corp.	105	1,089

Dell, Inc. †	1,386	21,940

EnerSys †	118	4,189

Entegris, Inc. †	378	3,296

Entropic Communications, Inc. †	211	1,954

Fair Isaac Corp.	78	2,180

Fairchild Semiconductor Intl., Inc. †	394	6,938

Fujitsu, Ltd. (Japan)	3,000	20,317

Global Payments, Inc.	416	19,964

Google, Inc. Class A †	43	26,376

Harris Corp.	532	24,823

Hewlett-Packard Co.	1,200	52,356

Hitachi, Ltd. (Japan)	3,000	18,226

IBM Corp.	269	43,546

Informatica Corp. †	93	4,372

Infospace, Inc. †	229	1,846

Integrated Silicon Solutions, Inc. †	68	665

Intel Corp.	927	19,903

Ixia †	169	2,966

KEMET Corp. †	157	2,182

L-3 Communications Holdings, Inc.	298	23,628

Lawson Software, Inc. †	428	4,340

COMMON STOCKS (30.7%)* cont.	Shares	Value

Technology cont.
Lexmark International, Inc. Class A †	49	$1,839

LivePerson, Inc. †	115	1,153

LTX-Credence Corp. †	287	2,566

Magma Design Automation, Inc. †	426	2,833

Microsoft Corp.	1,692	44,973

MicroStrategy, Inc. †	41	4,873

MIPS Technologies, Inc. †	93	1,132

Monotype Imaging Holdings, Inc. †	110	1,472

Netgear, Inc. †	56	1,837

Nokia OYJ (Finland)	1,062	9,206

ON Semiconductor Corp. †	2,925	32,614

Oracle Corp.	535	17,602

Plantronics, Inc.	46	1,605

Polycom, Inc. †	153	7,313

Powerwave Technologies, Inc. †	635	2,343

Progress Software Corp. †	103	3,024

QLogic Corp. †	1,131	20,426

Qualcomm, Inc.	149	8,877

Quantum Corp. †	794	2,056

Quest Software, Inc. †	289	7,742

RF Micro Devices, Inc. †	131	983

Riverbed Technology, Inc. †	38	1,569

SanDisk Corp. †	469	23,262

Seagate Technology †	1,407	17,869

Skyworks Solutions, Inc. †	64	2,300

SMART Modular Technologies (WWH), Inc. †	145	1,005

Spectrum Control, Inc. †	40	560

STEC, Inc. †	73	1,491

Synchronoss Technologies, Inc. †	134	4,591

Tech Data Corp. †	136	6,743

TeleCommunication Systems, Inc. Class A †	409	1,746

Teradata Corp. †	730	34,909

TIBCO Software, Inc. †	478	11,768

TTM Technologies, Inc. †	388	6,806

Unisys Corp. †	237	8,807

VeriFone Systems, Inc. †	69	3,135

VMware, Inc. Class A †	282	23,589

Xyratex, Ltd. (United Kingdom) †	340	4,321

		894,448
Transportation (0.3%)
Alaska Air Group, Inc. †	69	4,102

CAI International, Inc. †	317	6,714

ComfortDelgro Corp., Ltd. (Singapore)	4,000	4,885

HUB Group, Inc. Class A †	82	2,867

Qantas Airways, Ltd. (Australia) †	2,783	6,673

Swift Transporation Co. †	73	1,053

COMMON STOCKS (30.7%)* cont.	Shares	Value

Transportation cont.
TAL International Group, Inc.	102	$3,558

United Continental Holdings, Inc. †	824	19,809

US Airways Group, Inc. †	135	1,162

Wabtec Corp.	100	5,676

		56,499
Utilities and power (0.7%)
Alliant Energy Corp.	508	20,005

DPL, Inc.	634	16,497

Exelon Corp.	627	26,184

FirstEnergy Corp.	588	22,520

Public Power Corp. SA (Greece)	801	12,394

Red Electrica Corp. SA (Spain)	262	14,104

TECO Energy, Inc.	1,027	18,599

Westar Energy, Inc.	639	16,614

		146,917

Total common stocks (cost $4,759,121)		$6,296,791

CORPORATE BONDS AND NOTES (17.3%)*	Principal amount	Value

Basic materials (1.1%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	$5,000	$5,290

ArcelorMittal sr. unsec. unsub. notes 7s, 2039 (France)	10,000	10,458

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2018	5,000	5,522

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	20,000	25,359

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes 8 3/8s, 2017	23,000	25,444

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011	5,000	5,069

Georgia-Pacific, LLC 144A company guaranty sr. notes
5.4s, 2020	10,000	9,947

Hanson PLC company guaranty 6 1/8s, 2016 (United Kingdom)	55,000	56,925

International Paper Co. sr. unsec. notes 9 3/8s, 2019	11,000	14,362

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016	5,000	5,413

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015	5,000	5,125

Old All, Inc. company guaranty sr. unsec. notes 9s, 2014 (In default) † F	15,000	—

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 5.2s, 2040 (Australia)	15,000	14,281

Sealed Air Corp. sr. notes 7 7/8s, 2017	10,000	11,132

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016	5,000	5,275

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	8,000	10,306

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	9,000	10,958

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)	1,000	1,223

Temple-Inland, Inc. sr. unsec. unsub. notes 6 7/8s, 2018	5,000	5,420

		227,509
Capital goods (0.3%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	25,000	25,813

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	10,000	11,751

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	5,000	4,611

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount	Value

Capital goods cont.
Ryerson, Inc. company guaranty sr. notes 12s, 2015	$5,000	$5,375

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	10,000	11,194

		58,744
Communication services (2.3%)
American Tower Corp. sr. unsec. notes 7 1/4s, 2019	5,000	5,686

American Tower Corp. sr. unsec. notes 7s, 2017	5,000	5,644

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	25,000	27,459

CCH II, LLC/CCH II Capital company guaranty sr. unsec.
notes 13 1/2s, 2016	43,854	53,118

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	5,000	5,450

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	10,000	12,461

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	15,000	16,684

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	5,000	5,015

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014	5,000	5,600

Frontier Communications Corp. sr. unsec. notes 7 7/8s, 2015	5,000	5,538

Intelsat Jackson Holding Co. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	20,000	21,376

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	5,156	5,723

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	15,000	16,594

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014	40,000	41,300

NBC Universal, Inc. 144A notes 6.4s, 2040	5,000	5,270

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	15,000	16,988

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015	5,000	5,269

Qwest Communications International, Inc. company
guaranty Ser. B, 7 1/2s, 2014	100,000	101,500

Rogers Communications, Inc. company guaranty notes 6.8s,
2018 (Canada)	5,000	5,923

SBA Tower Trust 144A company guaranty asset backed
notes 5.101s, 2017	10,000	10,576

Sprint Capital Corp. company guaranty 6 7/8s, 2028	40,000	36,050

Telefonica Emisones SAU company guaranty sr. unsec.
notes 5.462s, 2021 (Spain)	10,000	10,152

Time Warner Cable, Inc. company guaranty sr. notes
7.3s, 2038	10,000	11,175

Time Warner Cable, Inc. company guaranty sr. unsec.
6 3/4s, 2018	5,000	5,740

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	5,000	5,322

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	7,000	8,307

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	13,000	16,832

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount	Value

Communication services cont.
Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 5/8s, 2016	$5,000	$5,288

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2013	5,000	5,506

		477,546
Consumer cyclicals (2.3%)
Affinia Group Inc. 144A company guaranty sr. notes
11 5/8s, 2015	4,000	4,150

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015	6,000	6,315

American Media, Inc. 144A notes 13 1/2s, 2018	320	327

American Media, Inc. 144A sr. sub. notes 14s, 2013 ‡‡ F	3,363	1,177

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	5,000	5,131

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	5,000	5,831

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	10,000	10,100

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	5,000	4,927

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	20,000	22,250

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	5,000	5,400

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	8,000	8,740

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	10,000	10,201

Echostar DBS Corp. sr. notes 6 3/8s, 2011	35,000	35,700

Expedia, Inc. company guaranty sr. unsec. notes 7.456s, 2018	45,000	50,513

Goodyear Tire & Rubber Co. (The) sr. unsec. notes
10 1/2s, 2016	5,000	5,700

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018	52,000	48,880

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes Ser. Q, 6 3/4s, 2016 R	10,000	10,375

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	6,000	5,948

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017	30,000	31,913

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	20,000	20,800

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	5,000	5,231

Liberty Media, LLC. debs. 8 1/4s, 2030	5,000	4,850

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2011	5,000	5,016

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †	20,000	2,000

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	5,000	5,463

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015	6,056	6,344

News America, Inc. company guaranty sr. unsec. notes
6.9s, 2019	25,000	29,413

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Nortek, Inc. company guaranty sr. notes 11s, 2013	$5,022	$5,348

Omnicom Group, Inc. sr. unsec. unsub. notes 4.45s, 2020	5,000	4,919

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	5,000	5,163

QVC Inc. 144A sr. notes 7 1/8s, 2017	5,000	5,338

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018	3,000	2,925

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	5,000	6,040

Station Casinos, Inc. sr. sub. notes 6 7/8s,
2016 (In default) †	15,000	2

Time Warner, Inc. company guaranty sr. unsec. bond 7.7s, 2032	10,000	11,926

Travelport LLC company guaranty 9 7/8s, 2014	35,000	34,169

Vertis, Inc. company guaranty sr. notes 13 1/2s,
2014 (In default) † ‡‡ F	4,537	227

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013	15,000	17,888

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015	25,000	26,156

		472,796
Consumer staples (1.8%)
Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	10,000	12,989

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039	10,000	13,434

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	10,000	12,397

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 7 5/8s, 2014	11,000	11,316

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015 (In default) †	13,404	13,605

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	10,000	10,750

CVS Caremark Corp. jr. unsec. sub. bonds FRB 6.302s, 2037	10,000	9,850

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	5,000	5,463

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014	16,000	16,420

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	20,000	21,495

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	40,000	43,050

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015	5,000	5,213

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	5,000	5,031

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	20,000	18,400

SABMiller PLC 144A notes 6 1/2s, 2018 (United Kingdom)	15,000	17,414

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	25,000	26,563

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	5,000	5,000

SUPERVALU, Inc. sr. unsec. notes 7 1/2s, 2014	5,000	5,013

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	10,000	12,075

Universal Corp. notes Ser. MTNC, 5.2s, 2013	100,000	103,907

		369,385

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount		Value

Energy (1.8%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031		$15,000	$16,616

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017		5,000	5,275

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017		15,000	16,088

Compton Petroleum Finance Corp. company guaranty sr.
unsec. notes 10s, 2017 (Canada)		6,043	4,774

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s, 2015
(Canada)		15,000	15,863

EOG Resources, Inc. notes 6 7/8s, 2018		15,000	17,733

Forest Oil Corp. sr. notes 8s, 2011		5,000	5,225

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016		40,000	41,600

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		5,000	5,013

Massey Energy Co. company guaranty sr. unsec. notes
6 7/8s, 2013		100,000	102,250

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040		5,000	5,793

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		5,000	5,113

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)		5,000	2,725

Peabody Energy Corp. company guaranty 7 3/8s, 2016		35,000	39,550

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020		5,000	5,350

Plains Exploration & Production Co. company guaranty 7s, 2017		25,000	26,063

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040
(Norway)		5,000	4,816

Weatherford International, Ltd. company guaranty sr. unsec.
notes 9 7/8s, 2039 (Switzerland)		20,000	27,332

Williams Cos., Inc. (The) notes 8 3/4s, 2032		11,000	14,271

Williams Cos., Inc. (The) notes 7 3/4s, 2031		4,000	4,762

			366,212
Financials (2.8%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039		5,000	5,508

Ally Financial, Inc. company guaranty sr. unsec. notes 7s, 2012		3,000	3,113

Ally Financial, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2012		3,000	3,180

Ally Financial, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2012		6,000	6,259

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2 1/2s, 2014		1,000	983

American Express Co. sr. unsec. notes 8 1/8s, 2019		45,000	56,266

American International Group, Inc. sr. unsec.
unsub. notes 6.4s, 2020		5,000	5,397

Bank Nederlandse Gemeenten sr. unsec.
unsub. notes Ser. EMTN, 3 1/2s, 2014 (Netherlands)	NOK	150,000	27,236

BankAmerica Capital III bank guaranteed jr. unsec. FRN
0.873s, 2027		$20,000	14,817

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018		40,000	47,127

Bear Stearns Cos., LLC./The notes 5.7s, 2014		20,000	22,131

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount		Value

Financials cont.
Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039		$10,000	$10,863

CIT Group, Inc. sr. bonds 7s, 2017		40,000	40,300

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012		15,000	15,779

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)		5,000	5,193

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R		3,000	3,241

Erac USA Finance Co. 144A company
guaranty sr. notes 2 3/4s, 2013		5,000	5,113

Fleet Capital Trust V bank guaranteed jr. sub. FRN 1.304s, 2028		20,000	14,924

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.512s, 2016		5,000	4,784

General Electric Capital Corp. sr. unsec. notes Ser. MTN,
6 7/8s, 2039		35,000	39,370

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		10,000	11,718

Hartford Financial Services Group, Inc. (The) jr. unsec.
sub. debs. FRB 8 1/8s, 2038		10,000	11,073

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		15,000	15,600

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 7 3/4s, 2016		5,000	5,163

KB Home company guaranty 6 3/8s, 2011		11,000	11,165

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		5,000	5,250

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037		15,000	14,646

Lloyds TSB Bank PLC bank guaranty sr. unsec.
unsub. notes 6 3/8s, 2021 (United Kingdom)		20,000	20,611

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039		10,000	13,460

MetLife, Inc. sr. unsec. 6 3/4s, 2016		10,000	11,608

Omega Healthcare Investors, Inc. 144A sr. notes 6 3/4s, 2022 R		9,000	9,090

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037		20,000	21,375

Provident Funding Associates 144A sr. notes 10 1/4s, 2017		5,000	5,525

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014		20,000	21,620

Simon Property Group LP sr. unsec. unsub. notes 10.35s, 2019 R		5,000	6,868

Simon Property Group LP sr. unsec. unsub. notes 4 3/8s, 2021 R		10,000	9,900

State Street Capital Trust IV company guaranty jr. unsec.
sub. bond FRB 1.302s, 2037		15,000	11,889

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R		5,000	5,391

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		10,000	11,151

Wells Fargo Capital XV bank guaranteed jr. unsec. sub. FRB
9 3/4s, Perpetual, 2049		10,000	10,950

			565,637
Government (0.3%)
European Investment Bank sr. unsec. unsub. notes 3 1/8s,
2013 (Supra-Nation)	NOK	150,000	26,926

KFW govt. guaranty Ser. EMTN, 3 1/4s, 2014 (Germany)	NOK	160,000	28,595

			55,521

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount	Value

Health care (0.9%)
Aetna, Inc. sr. unsec. 6 1/2s, 2018	$10,000	$11,532

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017	20,000	22,275

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	3,000	3,619

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014	7,000	7,819

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021	5,000	4,838

HCA, Inc. sr. sec. notes 9 1/4s, 2016	25,000	27,000

HCA, Inc. sr. sec. notes 9 1/8s, 2014	5,000	5,244

HCA, Inc. sr. unsec. notes 6 1/4s, 2013	2,000	2,083

HealthSouth Corp. company guaranty 10 3/4s, 2016	5,000	5,350

IASIS Healthcare/IASIS Capital Corp. sr. sub. notes 8 3/4s, 2014	30,000	30,788

Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	5,000	5,163

Select Medical Corp. company guaranty 7 5/8s, 2015	5,000	5,081

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	10,000	10,375

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	5,492	5,602

Tenet Healthcare Corp. sr. notes 9s, 2015	5,000	5,500

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	10,000	10,000

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	5,000	5,305

WellPoint, Inc. notes 7s, 2019	10,000	11,865

		179,439
Technology (0.7%)
Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	15,000	15,938

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	5,000	5,238

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	3,000	3,225

First Data Corp. company guaranty sr. unsec. notes
10.55s, 2015 ‡‡	49,871	52,988

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	1,011	1,056

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014	5,000	5,231

Freescale Semiconductor, Inc. 144A company
guaranty sr. unsec. notes 10 3/4s, 2020	5,000	5,775

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	10,000	10,763

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015 F	18,000	17,370

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	15,000	15,928

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	4,000	4,215

Unisys Corp. 144A company guaranty sr. sub. notes
14 1/4s, 2015	12,000	14,340

		152,067
Transportation (0.1%)
Burlington Northern Santa Fe Corp. sr. unsec. notes
5 3/4s, 2018	5,000	5,612

Delta Air Lines, Inc. pass-through certificates 6.2s, 2018	4,941	5,250

Swift Services Holdings, Inc. 144A company
guaranty sr. notes 10s, 2018	10,000	10,950

		21,812

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount	Value

Utilities and power (2.9%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	$15,000	$16,275

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	10,000	12,551

CMS Energy Corp. sr. notes 8 1/2s, 2011	5,000	5,040

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.253s, 2013	10,000	9,850

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	100,000	107,007

Commonwealth Edison Co. 1st mtge. sec. bonds 5.8s, 2018	10,000	11,150

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	5,000	5,178

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017	15,000	16,911

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019	110,000	79,475

Edison Mission Energy sr. unsec. notes 7.2s, 2019	10,000	7,950

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	5,294

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	10,000	12,412

Electricite de France 144A notes 6.95s, 2039 (France)	10,000	12,006

Energy East Corp. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2036	5,000	5,283

Energy Future Holdings Corp. sr. notes 9 3/4s, 2019	35,000	35,875

Energy Future Intermediate Holdings Co., LLC
sr. notes 9 3/4s, 2019	37,000	37,925

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 5.95s, 2041	5,000	4,860

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 3.2s, 2016	5,000	4,977

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	5,000	5,170

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	5,000	5,425

Nevada Power Co. notes 6 1/2s, 2018	25,000	28,793

NRG Energy, Inc. company guaranty 7 3/8s, 2017	5,000	5,250

NRG Energy, Inc. sr. notes 7 3/8s, 2016	35,000	36,225

Pacific Gas & Electric Co. sr. notes 8 1/4s, 2018	5,000	6,468

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	16,271	16,274

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	4,000	4,318

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	5,000	4,913

Spectra Energy Capital, LLC company guaranty sr. unsec.
unsub. notes 6.2s, 2018	10,000	11,135

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	20,000	25,224

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN
6.35s, 2067 (Canada)	10,000	10,164

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	5,000	5,798

Westar Energy, Inc. 1st mtge. sec. bonds 8 5/8s, 2018	15,000	19,217

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067	20,000	19,975

		594,368

Total corporate bonds and notes (cost $3,328,972)		$3,541,036

CONVERTIBLE BONDS AND NOTES (6.9%)*	Principal amount	Value

Basic materials (0.3%)
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	$18,000	$22,849

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	11,000	21,175

USEC, Inc. cv. sr. unsec. notes 3s, 2014	20,000	17,325

		61,349
Capital goods (0.3%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	37,000	52,031

		52,031
Communication services (1.4%)
Clearwire Communications, LLC/Clearwire Finance, Inc.
144A cv. company guaranty sr. unsec. notes 8 1/4s, 2040	36,000	38,250

Cogent Communication Group, Inc. cv. sr. unsec. notes 1s, 2027	28,000	24,640

Equinix, Inc. cv. sr. unsec. sub. notes 4 3/4s, 2016	25,000	32,469

Leap Wireless International, Inc. cv. sr. unsec. notes 4 1/2s, 2014	35,000	32,550

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 6 1/2s, 2016	25,000	35,688

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	19,000	18,834

NII Holdings, Inc. cv. sr. unsec. notes 3 1/8s, 2012	45,000	44,775

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016
(United Kingdom)	36,000	60,210

		287,416
Consumer cyclicals (1.3%)
CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	12,000	14,393

Charming Shoppes, Inc. cv. sr. unsec. notes 1 1/8s, 2014	42,000	35,700

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	20,000	36,562

Icahn Enterprises LP 144A cv. sr. unsec. notes FRN 4s, 2013	25,000	24,750

Liberty Media, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	58,000	33,063

Live Nation Entertainment, Inc. cv. sr. unsec.
notes 2 7/8s, 2027	45,000	40,444

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	25,000	21,844

Sinclair Broadcast Group, Inc. cv. unsec. sub. debs 6s, 2012	45,000	44,775

XM Satellite Radio Holdings, Inc. 144A cv. sr. unsec.
sub. notes 7s, 2014	17,000	23,222

		274,753
Consumer staples (0.2%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	15,000	15,357

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	27,000	25,448

		40,805
Energy (0.7%)
Carrizo Oil & Gas, Inc. cv. sr. unsec. unsub. notes 4 3/8s, 2028	7,000	6,921

Chesapeake Energy Corp. cv. sr. unsec. notes company
guaranty 2 1/2s, 2037	45,000	50,119

Global Industries, Ltd. cv. sr. unsec. notes 2 3/4s, 2027	20,000	15,525

Helix Energy Solutions Group, Inc. cv. sr. unsec.
unsub. notes 3 1/4s, 2025	42,000	41,738

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	10,000	12,850

Penn Virginia Corp. cv. sr. unsec. sub. notes 4 1/2s, 2012	20,000	20,125

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s,
2027 (In default) †	15,000	1,350

		148,628

CONVERTIBLE BONDS AND NOTES (6.9%)* cont.	Principal amount	Value

Financials (0.9%)
Annaly Capital Management, Inc. cv. sr. unsec.
unsub. notes 4s, 2015 R	$12,000	$13,980

Ares Capital Corp. 144A cv. sr. unsec. notes 5 3/4s, 2016	19,000	20,449

CapitalSource, Inc. cv. company guaranty sr. unsec.
sub. notes 7 1/4s, 2037	10,000	10,300

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	15,000	21,834

KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	18,000	25,943

MF Global Holdings Ltd. cv. sr. unsec. notes 9s, 2038	23,000	27,888

Old Republic International Corp. cv. sr. unsec.
unsub. notes 8s, 2012	30,000	35,850

Tower Group, Inc. 144A cv. sr. unsec. notes 5s, 2014	21,000	24,675

		180,919
Health care (0.6%)
Amylin Pharmaceuticals, Inc. cv. sr. unsec. notes 3s, 2014	27,000	24,536

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China)	32,000	28,720

China Medical Technologies, Inc. 144A cv. sr. unsec.
notes 6 1/4s, 2016 (China)	14,000	16,074

Hologic, Inc. cv. sr. unsec. notes stepped-coupon 2s (0s,
12/15/16) 2037 ††	15,000	17,494

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(0s, 12/15/13) 2037 ††	20,000	19,275

LifePoint Hospitals, Inc. cv. sr. unsec. sub. notes 3 1/4s, 2025	12,000	12,330

Providence Service Corp. (The) cv. sr. unsec.
sub. notes 6 1/2s, 2014	9,000	9,011

		127,440
Technology (1.1%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	32,000	32,760

EnerSys cv. sr. unsec. notes stepped-coupon 3 3/8s
(0s, 6/1/15) 2038 ††	11,000	13,049

ON Semiconductor Corp. cv. company guaranty sr. unsec.
sub. notes 2 5/8s, 2026	20,000	25,225

Powerwave Technologies, Inc. cv. sr. unsec.
sub. notes 3 7/8s, 2027	28,000	26,215

Quantum Corp. 144A cv. sr. unsec. sub. notes 3 1/2s, 2015	25,000	24,493

Safeguard Scientifics, Inc. cv. sr. unsec.
sub. notes 10 1/8s, 2014	55,000	84,425

TeleCommunication Systems, Inc. 144A cv. sr. unsec.
notes 4 1/2s, 2014	27,000	25,615

		231,782
Transportation (0.1%)
AMR Corp. cv. company guaranty sr. unsub. notes 6 1/4s, 2014	11,000	11,894

		11,894

Total convertible bonds and notes (cost $1,204,812)		$1,417,017

FOREIGN GOVERNMENT BONDS AND NOTES (6.1%)*	Principal amount		Value

Australia (Government of) sr. unsec. bonds 5 3/4s, 2021	AUD	50,000	$51,949

Brazil (Federal Republic of) notes 10s, 2012 (Units)	BRL	173	103,577

Brazil (Federal Republic of) unsub. notes 10s, 2014 (Units)	BRL	45	25,840

British Columbia (Province of) notes Ser. MTN, 4.7s, 2012	CAD	100,000	108,019

Canada (Government of) bonds 5s, 2037	CAD	100,000	124,372

Canada (Government of) notes 4s, 2017	CAD	100,000	109,463

Export-Import Bank of Korea 144A sr. unsec.
unsub. notes 5.1s, 2013	INR	900,000	18,740

Italy (Republic of) bonds 4 1/4s, 2020	EUR	260,000	348,302

Norway (Government of) bonds 6 1/2s, 2013	NOK	140,000	27,052

Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	SEK	700,000	123,676

United Kingdom (Government of) bonds 4 3/4s, 2038	GBP	30,000	51,854

United Kingdom treasury 4 1/4s, 2039	GBP	100,000	159,765

Total foreign government bonds and notes (cost $1,206,118)			$1,252,609

CONVERTIBLE PREFERRED STOCKS (5.8%)*		Shares	Value

Basic materials (0.3%)
Smurfit-Stone Container Corp. zero % cv. pfd. F		1,775	$18

Vale Capital II $3.375 cv. pfd. (Cayman Islands)		645	61,436

			61,454
Communication services (0.4%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.		870	34,365

Crown Castle International Corp. $3.125 cum. cv. pfd.		915	54,790

			89,155
Consumer cyclicals (1.5%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R		2,505	66,148

General Motors Co. Ser. B, $2.375 cv. pfd.		2,130	108,374

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.		31	35,805

Nielsen Holdings NV $3.125 cv. pfd.		410	22,780

Retail Ventures, Inc. $3.312 cv. pfd.		535	32,999

Stanley Black & Decker, Inc. $4.75 cv. pfd.		255	30,122

			296,228
Consumer staples (0.5%)
Bunge, Ltd. $4.875 cv. pfd.		370	38,526

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †		1,335	18,236

Newell Financial Trust I $2.625 cum. cv. pfd.		995	46,765

			103,527
Energy (0.1%)
Apache Corp. Ser. D, $3.00 cv. pfd.		420	28,577

			28,577
Financials (1.7%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd.		875	22,641

AMG Capital Trust II $2.575 cv. pfd.		985	43,278

Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)		140	8,576

Bank of America Corp. Ser. L, 7.25% cv. pfd.		57	57,214

Citigroup, Inc. $7.50 cv. pfd.		385	51,783

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.		1,600	32,536

Hartford Financial Services Group, Inc. (The)
$1.182 cv. pfd.		1,045	28,966

Huntington Bancshares Ser. A, 8.50% cv. pfd.		28	31,920

CONVERTIBLE PREFERRED STOCKS (5.8%)* cont.	Shares	Value

Financials cont.
Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	18	$11

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	30	30,900

XL Group, Ltd. $2.688 cv. pfd.	1,285	41,377

		349,202
Miscellaneous (0.1%)
Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	1,810	24,652

		24,652
Technology (0.4%)
Lucent Technologies Capital Trust I 7.75% cv. pfd.	30	29,288

Unisys Corp. Ser. A, 6.25%	415	42,459

		71,747
Utilities and power (0.8%)
AES Trust III $3.375 cv. pfd.	985	48,142

El Paso Corp. 4.99% cv. pfd.	35	50,269

Great Plains Energy, Inc. $6.00 cv. pfd.	645	40,280

PPL Corp. $4.75 cv. pfd.	350	18,659

		157,350

Total convertible preferred stocks (cost $1,020,665)		$1,181,892

MORTGAGE-BACKED SECURITIES (3.5%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 08-1, Class A3, 6.169s, 2051	$200,000	$217,825
Ser. 07-2, Class A2, 5.634s, 2049	26,000	26,944

Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD2, Class A2, 5.408s, 2046	5,415	5,412

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.802s, 2039	9,751	9,997
Ser. 07-C2, Class A2, 5.448s, 2049	12,995	13,214
Ser. 07-C1, Class AAB, 5.336s, 2040	18,000	19,080

CS First Boston Mortgage Securities Corp. 144A Ser. 03-C3,
Class AX, IO, 1.732s, 2038	185,220	5,592

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	15,710	15,735

GS Mortgage Securities Corp. II 144A Ser. 03-C1, Class X1,
IO, 0.842s, 2040	137,420	1,783

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-C1, Class A4, 5.716s, 2051	13,000	13,745
Ser. 06-CB17, Class A3, 5.45s, 2043	48,000	49,543
Ser. 06-LDP9, Class A2S, 5.298s, 2047	73,000	74,451
Ser. 06-LDP8, Class A2, 5.289s, 2045	25,345	26,191
FRB Ser. 05-CB13, Class X2, IO, 0.024s, 2043 F	28,442,320	12,173

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	2,000	2,000

LB-UBS Commercial Mortgage Trust Ser. 07-C7, Class A2,
5.588s, 2045	28,000	28,803

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.212s, 2040	294,166	2,293
Ser. 06-C1, Class XCL, IO, 0.113s, 2041	307,230	3,118

MORTGAGE-BACKED SECURITIES (3.5%)* cont.		Principal amount		Value

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A2,
5.723s, 2050			$68,435	$70,571

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 07-7, Class ASB, 5.744s, 2050			26,000	27,165
Ser. 07-5, Class A3, 5.364s, 2048			54,000	55,566

Wachovia Bank Commercial Mortgage Trust FRB Ser. 07-C32,
Class A2, 5.741s, 2049			27,000	28,143

Total mortgage-backed securities (cost $687,174)				$709,344

INVESTMENT COMPANIES (0.8%)*			Shares	Value

BlackRock Kelso Capital Corp.			170	$2,113

iShares Dow Jones U.S. Real Estate Index Fund			91	5,513

iShares Russell 2000 Growth Index Fund			115	10,574

iShares Russell 2000 Value Index Fund			74	5,522

MCG Capital Corp.			785	5,731

NGP Capital Resources Co.			277	2,787

SPDR S&P 500 ETF Trust			928	123,563

SPDR S&P MidCap 400 ETF Trust			96	16,845

Total investment companies (cost $156,861)				$172,648

UNITS (0.2%)*			Units	Value

Hercules, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029			45,000	$38,250

Total units (cost $41,461)				$38,250

MUNICIPAL BONDS AND NOTES (0.1%)*		Principal amount		Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34			$10,000	$10,711

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49			10,000	9,956

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40			5,000	4,621

TX State, Trans. Comm. Rev. Bonds (Build America Bonds),
Ser. B, 5.178s, 4/1/30			5,000	4,926

Total municipal bonds and notes (cost $30,117)				$30,214

PREFERRED STOCKS (0.1%)*			Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.			15	$14,295

Total preferred stocks (cost $8,948)				$14,295

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	6,345	$1,523

Total warrants (cost $1,269)				$1,523

ASSET-BACKED SECURITIES (—%)*		Principal amount		Value

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014			$987	$996

Total asset-backed securities (cost $987)				$996

SHORT-TERM INVESTMENTS (30.7%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	12,723	$12,723

Putnam Money Market Liquidity Fund 0.17% [e]	5,104,036	5,104,036

SSgA Prime Money Market Fund 0.12% [i] P	120,000	120,000

U.S. Treasury Bills for an effective yield of 0.20%,
August 25, 2011 #	$210,000	209,749

U.S. Treasury Bills with effective yields ranging from
0.22% to 0.23%, July 28, 2011	263,000	262,723

U.S. Treasury Bills with effective yields ranging from
0.23% to 0.25%, June 2, 2011 # ##	590,000	589,595

Total short-term investments (cost $6,298,933)		$6,298,826

TOTAL INVESTMENTS

Total investments (cost $18,745,438)		$20,955,441

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNB	Medium Term Notes Class B
MTNC	Medium Term Notes Class C
SPDR	S&P 500 Index Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2010 through February 28, 2011 (the reporting period).

* Percentages indicated are based on net assets of $20,525,588.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $10,917,138 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $15,069,018)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	3/16/11	$2,237	$2,218	$(19)

	British Pound	Sell	3/16/11	17,079	16,948	(131)

	Euro	Buy	3/16/11	127,791	127,689	102

	Japanese Yen	Buy	3/16/11	15,087	15,152	(65)

	Mexican Peso	Buy	3/16/11	140	141	(1)

	Norwegian Krone	Sell	3/16/11	57,960	56,622	(1,338)

	Swedish Krona	Sell	3/16/11	3,095	3,040	(55)

	Swiss Franc	Buy	3/16/11	12,814	12,716	98

Barclays Bank PLC

	British Pound	Buy	3/16/11	16,754	16,631	123

	Euro	Buy	3/16/11	47,335	47,301	34

	Hong Kong Dollar	Sell	3/16/11	1,259	1,259	—

	Japanese Yen	Buy	3/16/11	3,861	3,880	(19)

	Mexican Peso	Buy	3/16/11	66	66	—

	New Zealand Dollar	Sell	3/16/11	2,182	2,233	51

	Swedish Krona	Sell	3/16/11	1,232	1,211	(21)

	Swiss Franc	Buy	3/16/11	5,061	5,026	35

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $15,069,018) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Australian Dollar	Sell	3/16/11	$3,254	$3,229	$(25)

	Brazilian Real	Sell	3/16/11	108,468	108,124	(344)

	British Pound	Sell	3/16/11	12,525	12,430	(95)

	Canadian Dollar	Sell	3/16/11	51,782	50,689	(1,093)

	Danish Krone	Buy	3/16/11	2,888	2,885	3

	Euro	Buy	3/16/11	358,118	357,799	319

	Hong Kong Dollar	Sell	3/16/11	2,440	2,441	1

	Norwegian Krone	Sell	3/16/11	1,695	1,656	(39)

	Singapore Dollar	Buy	3/16/11	472	472	—

	South African Rand	Buy	3/16/11	1,444	1,391	53

	Swiss Franc	Buy	3/16/11	35,965	35,712	253

Credit Suisse AG

	Australian Dollar	Sell	3/16/11	36,103	35,823	(280)

	British Pound	Buy	3/16/11	67,829	67,311	518

	Canadian Dollar	Sell	3/16/11	110,358	107,995	(2,363)

	Euro	Sell	3/16/11	160,773	160,598	(175)

	Japanese Yen	Buy	3/16/11	166,046	166,863	(817)

	Norwegian Krone	Buy	3/16/11	23,762	23,211	551

	Swiss Franc	Sell	3/16/11	4,523	4,493	(30)

Deutsche Bank AG

	Australian Dollar	Buy	3/16/11	17,390	17,229	161

	British Pound	Sell	3/16/11	2,928	2,905	(23)

	Euro	Buy	3/16/11	22,632	22,337	295

	Mexican Peso	Buy	3/16/11	1,370	1,378	(8)

	Swiss Franc	Buy	3/16/11	1,831	1,819	12

Goldman Sachs International

	British Pound	Sell	3/16/11	16,103	15,981	(122)

	Euro	Buy	3/16/11	12,834	12,792	42

	Japanese Yen	Sell	3/16/11	222,122	223,208	1,086

	Norwegian Krone	Sell	3/16/11	1,998	1,952	(46)

	Swedish Krona	Buy	3/16/11	1,863	1,831	32

HSBC Bank USA, National Association

	Australian Dollar	Buy	3/16/11	376,483	373,536	2,947

	British Pound	Sell	3/16/11	103,451	102,661	(790)

	Euro	Sell	3/16/11	187,270	187,136	(134)

	Hong Kong Dollar	Sell	3/16/11	13,125	13,130	5

	New Zealand Dollar	Sell	3/16/11	41,754	42,719	965

	Norwegian Krone	Sell	3/16/11	6,940	6,779	(161)

	Singapore Dollar	Sell	3/16/11	1,888	1,887	(1)

	Swiss Franc	Sell	3/16/11	4,523	4,491	(32)

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $15,069,018) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	3/16/11	$98,646	$97,868	$(778)

	Brazilian Real	Sell	3/16/11	13,124	13,049	(75)

	British Pound	Sell	3/16/11	2,440	2,421	(19)

	Canadian Dollar	Sell	3/16/11	107,681	105,335	(2,346)

	Euro	Sell	3/16/11	5,725,326	5,719,481	(5,845)

	Hong Kong Dollar	Sell	3/16/11	501	501	—

	Hungarian Forint	Sell	3/16/11	263	265	2

	Japanese Yen	Buy	3/16/11	2,889	2,903	(14)

	Mexican Peso	Sell	3/16/11	56,991	57,331	340

	Singapore Dollar	Buy	3/16/11	6,451	6,449	2

	South African Rand	Buy	3/16/11	758	730	28

	Swiss Franc	Buy	3/16/11	1,615	1,603	12

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	3/16/11	8,034	7,967	67

	British Pound	Buy	3/16/11	5,693	5,650	43

	Euro	Sell	3/16/11	137,037	136,934	(103)

	Israeli Shekel	Buy	3/16/11	1,765	1,735	30

	Japanese Yen	Sell	3/16/11	919	1,000	81

	Norwegian Krone	Sell	3/16/11	2,141	2,090	(51)

	Swedish Krona	Buy	3/16/11	411	403	8

	Swiss Franc	Buy	3/16/11	9,261	9,198	63

State Street Bank and Trust Co.

	Australian Dollar	Sell	3/16/11	60,408	59,948	(460)

	British Pound	Sell	3/16/11	64,251	63,753	(498)

	Euro	Sell	3/16/11	1,518	1,516	(2)

	Israeli Shekel	Sell	3/16/11	7,834	7,705	(129)

	Japanese Yen	Buy	3/16/11	42,947	43,143	(196)

	Mexican Peso	Buy	3/16/11	13,765	13,831	(66)

	Norwegian Krone	Sell	3/16/11	2,961	2,896	(65)

	Swedish Krona	Sell	3/16/11	1,405	1,382	(23)

UBS AG

	Australian Dollar	Sell	3/16/11	171,767	170,361	(1,406)

	British Pound	Buy	3/16/11	1,301	1,292	9

	Canadian Dollar	Sell	3/16/11	75,150	73,522	(1,628)

	Euro	Sell	3/16/11	121,305	121,250	(55)

	Indian Rupee	Sell	3/16/11	19,028	19,049	21

	Israeli Shekel	Buy	3/16/11	1,765	1,735	30

	Japanese Yen	Sell	3/16/11	46,480	46,693	213

	Mexican Peso	Buy	3/16/11	47,418	47,694	(276)

	Norwegian Krone	Sell	3/16/11	57,425	56,135	(1,290)

	South African Rand	Buy	3/16/11	543	523	20

	Swedish Krona	Sell	3/16/11	131,647	129,404	(2,243)

	Swiss Franc	Buy	3/16/11	13,029	12,942	87

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $15,069,018) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Australian Dollar	Sell	3/16/11	$82,477	$81,831	$(646)

	British Pound	Sell	3/16/11	58,395	57,946	(449)

	Euro	Buy	3/16/11	5,354,651	5,350,037	4,614

	Japanese Yen	Buy	3/16/11	42,271	42,491	(220)

Total						$(13,754)

FUTURES CONTRACTS OUTSTANDING at 2/28/11

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government
Treasury Bond 10 yr (Long)	1	$722,145	Mar-11	$1,256

Euro-Bobl 5 yr (Short)	1	161,744	Mar-11	2,867

Euro-Bund 10 yr (Long)	4	685,291	Mar-11	4,514

Euro-Buxl 30 yr Bond (Short)	3	435,623	Mar-11	12,771

Euro-Schatz 2 yr (Long)	8	1,193,242	Mar-11	(11,478)

S&P 500 Index E-Mini (Short)	15	994,500	Mar-11	(76,755)

U.K. Gilt 10 yr (Short)	1	189,815	Jun-11	(1,402)

U.S. Treasury Bond 20 yr (Long)	1	120,344	Jun-11	381

U.S. Treasury Bond 30 yr (Long)	13	1,606,719	Jun-11	28,272

U.S. Treasury Note 2 yr (Short)	14	3,056,156	Jun-11	(8,026)

U.S. Treasury Note 5 yr (Long)	17	1,987,938	Jun-11	13,890

U.S. Treasury Note 10 yr (Short)	9	1,071,422	Jun-11	(12,767)

Total				$(46,477)

WRITTEN OPTIONS OUTSTANDING at 2/28/11 (premiums received $200,741)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	$338,500	Jul-11/4.5475	$1,591

Option on an interest rate swap with Citibank, N.A. for the
obligation to pay a fixed rate of 4.5475% versus the three
month USD-LIBOR-BBA maturing July 26, 2021.	338,500	Jul-11/4.5475	24,711

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.52% versus the three
month USD-LIBOR-BBA maturing July 26, 2021.	677,000	Jul-11/4.52	3,378

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the three
month USD-LIBOR-BBA maturing July 26, 2021.	677,000	Jul-11/4.52	48,067

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	566,000	Aug-11/4.49	39,094

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	566,000	Aug-11/4.49	4,046

Total			$120,887

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/11

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
MXN	490,000	$—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	$(2,391)

CHF	260,000	—	11/17/11	2.5125%	6 month CHF-
					LIBOR-BBA	(6,160)

Deutsche Bank AG
	$997,600	2,337	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	(36,342)

MXN	490,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	(2,222)

Goldman Sachs International
GBP	101,000	—	2/1/15	6 month GBP-
				LIBOR-BBA	3.10%	3,043

JPMorgan Chase Bank, N.A.
JPY	121,100,000	—	2/19/15	6 month JPY-
				LIBOR-BBA	0.705%	7,062

JPY	14,400,000	—	2/19/20	6 month JPY-
				LIBOR-BBA	1.3975%	3,190

	$1,239,400	3,814	2/18/41	4.43%	3 month USD-
					LIBOR-BBA	(32,776)

MXN	70,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	(301)

	$39,700	(28)	1/31/21	3.51%	3 month USD-
					LIBOR-BBA	(134)

JPY	13,500,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	(464)

JPY	18,100,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	438

EUR	280,000	—	2/4/40	6 month EUR-
				EURIBOR-
				REUTERS	3.79%	9,347

EUR	210,000	—	2/4/15	2.596%	6 month EUR-
					EURIBOR-
					REUTERS	(135)

Total						$(57,845)

E See Note 1 to the financial statements regarding extended effective dates.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/11

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
DJ CMB NA CMBX AJ
Index	—	$(17,362)	$54,000	2/17/51	(96 bp)	$(7,791)

Deutsche Bank AG
Universal Corp.,
5.2%, 10/15/13	—	—	25,000	3/20/15	(95 bp)	1,351

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 10,000	9/20/13	477 bp	1,296

Morgan Stanley Capital Services, Inc.
Universal Corp.,
5.2%, 10/15/13	—	—	$75,000	3/20/13	(89 bp)	985

UBS, AG
Hanson PLC.,
7 7/8%, 9/27/10	—	—	55,000	9/20/16	(250 bp)	(2,852)

Total						$(7,011)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2011.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$306,472	$82,677	$—

Capital goods	310,589	37,714	—

Communication services	201,625	21,136	—

Conglomerates	104,346	—	—

Consumer cyclicals	677,190	37,594	30

Consumer staples	426,777	18,014	—

Energy	543,590	48,089	—

Financial	1,741,370	19,208	374

Health care	622,132	—	—

Technology	855,905	38,543	—

Transportation	44,941	11,558	—

Utilities and power	146,917	—	—

Total common stocks	5,981,854	314,533	404
Asset-backed securities	—	996	—

Convertible bonds and notes	—	1,417,017	—

Convertible preferred stocks	—	1,181,874	18

Corporate bonds and notes	—	3,522,262	18,774

Foreign government bonds and notes	—	1,252,609	—

Investment companies	172,648	—	—

Mortgage-backed securities	—	697,171	12,173

Municipal bonds and notes	—	30,214	—

Preferred stocks	—	14,295	—

Units	—	38,250	—

Warrants	—	—	1,523

Short-term investments	5,224,036	1,074,790	—

Totals by level	$11,378,538	$9,544,011	$32,892

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(13,754)	$—

Futures contracts	(46,477)	—	—

Written options	—	(120,887)	—

Interest rate swap contracts	—	(63,968)	—

Credit default contracts	—	10,351	—

Totals by level	$(46,477)	$(188,258)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/11

ASSETS

Investment in securities, at value, including $12,352 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $13,628,679)	$15,838,682
Affiliated issuers (identified cost $5,116,759) (Notes 1 and 6)	5,116,759

Dividends, interest and other receivables	129,400

Receivable for shares of the fund sold	78,635

Receivable for investments sold	36,453

Unrealized appreciation on swap contracts (Note 1)	26,712

Receivable for variation margin (Note 1)	3,500

Unrealized appreciation on forward currency contracts (Note 1)	13,356

Receivable from Manager (Note 2)	10,025

Premium paid on swap contracts (Note 1)	17,390

Total assets	21,270,912

LIABILITIES

Payable to custodian	19,177

Payable for investments purchased	23,194

Payable for shares of the fund repurchased	166,403

Payable for investor servicing fees (Note 2)	2,331

Payable for custodian fees (Note 2)	23,579

Payable for Trustee compensation and expenses (Note 2)	28,137

Payable for administrative services (Note 2)	76

Payable for distribution fees (Note 2)	9,198

Payable for audit expense	79,065

Unrealized depreciation on forward currency contracts (Note 1)	27,110

Written options outstanding, at value (premiums received $200,741) (Notes 1 and 3)	120,887

Premium received on swap contracts (Note 1)	6,151

Unrealized depreciation on swap contracts (Note 1)	91,568

Collateral on securities loaned, at value (Note 1)	12,723

Collateral on certain derivative contracts, at value (Note 1)	120,000

Other accrued expenses	15,725

Total liabilities	745,324

Net assets	$20,525,588

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$33,094,300

Undistributed net investment income (Note 1)	86,297

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(14,819,293)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,164,284

Total — Representing net assets applicable to capital shares outstanding	$20,525,588

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($14,224,350 divided by 1,458,133 shares)	$9.76

Offering price per class A share (100/94.25 of $9.76)*	$10.36

Net asset value and offering price per class B share ($1,179,957 divided by 121,409 shares)**	$9.72

Net asset value and offering price per class C share ($3,120,072 divided by 320,948 shares)**	$9.72

Net asset value and redemption price per class M share ($445,060 divided by 45,701 shares)	$9.74

Offering price per class M share (100/96.50 of $9.74)*	$10.09

Net asset value, offering price and redemption price per class R share
($1,217 divided by 125 shares)***	$9.77

Net asset value, offering price and redemption price per class Y share
($1,554,932 divided by 159,166 shares)	$9.77

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/28/11

INVESTMENT INCOME

Interest (net of foreign tax of $1,146 ) (including interest
income of $6,738 from investments in affiliated issuers) (Note 6)	$497,158

Dividends (net of foreign tax of $2,130)	205,059

Securities lending (Note 1)	121

Total investment income	702,338

EXPENSES

Compensation of Manager (Note 2)	103,241

Investor servicing fees (Note 2)	27,440

Custodian fees (Note 2)	50,375

Trustee compensation and expenses (Note 2)	1,568

Administrative services (Note 2)	637

Distribution fees — Class A (Note 2)	33,806

Distribution fees — Class B (Note 2)	9,402

Distribution fees — Class C (Note 2)	29,129

Distribution fees — Class M (Note 2)	2,807

Distribution fees — Class R (Note 2)	6

Interest expense (Note 2)	831

Reports to shareholders	28,301

Auditing	79,272

Other	7,371

Fees waived and reimbursed by Manager (Note 2)	(158,708)

Total expenses	215,478

Expense reduction (Note 2)	(51)

Net expenses	215,427

Net investment income	486,911

Net realized gain on investments (Notes 1 and 3)	1,162,876

Net realized gain on swap contracts (Note 1)	282,663

Net realized loss on futures contracts (Note 1)	(310,745)

Net realized loss on foreign currency transactions (Note 1)	(78,372)

Net realized loss on written options (Notes 1 and 3)	(402)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(13,458)

Net unrealized appreciation of investments, futures contracts, swap contracts, written
options and receivable purchase agreements during the year	600,424

Net gain on investments	1,642,986

Net increase in net assets resulting from operations	$2,129,897

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/11	Year ended 2/28/10

Operations:
Net investment income	$486,911	$1,290,847

Net realized gain (loss) on investments
and foreign currency transactions	1,056,020	(4,227,304)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	586,966	14,407,364

Net increase in net assets resulting from operations	2,129,897	11,470,907

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(368,773)	(837,361)

Class B	(18,444)	(56,813)

Class C	(58,046)	(164,954)

Class M	(8,417)	(21,597)

Class R	(28)	(66)

Class Y	(48,773)	(714,891)

Redemption fees (Note 1)	3	22

Decrease from capital share transactions (Note 4)	(445,636)	(23,970,579)

Total increase (decrease) in net assets	1,181,783	(14,295,332)

NET ASSETS

Beginning of year	19,343,805	33,639,137

End of year (including undistributed net investment
income of $86,297 and $98,892, respectively)	$20,525,588	$19,343,805

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
February 28, 2011	$9.00	.25	.76	1.01	(.25)	—	(.25)	—	$9.76	11.45	$14,224.97		2.65	72
February 28, 2010	6.69	.36	2.54	2.90	(.59)	—	(.59)	—	9.00	44.22	13,694.75		4.31	93 [f]
February 28, 2009	10.42	.45	(3.49)	(3.04)	(.69)	—	(.69)	—	6.69	(30.00)	9,116.74		4.92	145 [f]
February 29, 2008	11.06	.45	(.60)	(.15)	(.44)	(.05)	(.49)	—	10.42	(1.42)	14,503.71		4.09	112 [f]
February 28, 2007	10.44	.45	.62	1.07	(.44)	(.01)	(.45)	—	11.06	10.53	12,621.75		4.21	83 [f]

Class B
February 28, 2011	$8.97	.17	.77	.94	(.19)	—	(.19)	—	$9.72	10.58	$1,180	1.72	1.87	72
February 28, 2010	6.67	.30	2.52	2.82	(.52)	—	(.52)	—	8.97	43.13	846	1.50	3.69	93 [f]
February 28, 2009	10.39	.38	(3.48)	(3.10)	(.62)	—	(.62)	—	6.67	(30.55)	876	1.49	4.14	145 [f]
February 29, 2008	11.03	.36	(.58)	(.22)	(.37)	(.05)	(.42)	—	10.39	(2.14)	1,669	1.46	3.34	112 [f]
February 28, 2007	10.43	.37	.61	.98	(.37)	(.01)	(.38)	—	11.03	9.60	1,068	1.50	3.50	83 [f]

Class C
February 28, 2011	$8.97	.18	.76	.94	(.19)	—	(.19)	—	$9.72	10.56	$3,120	1.72	1.90	72
February 28, 2010	6.67	.29	2.54	2.83	(.53)	—	(.53)	—	8.97	43.15	2,940	1.50	3.55	93 [f]
February 28, 2009	10.40	.38	(3.49)	(3.11)	(.62)	—	(.62)	—	6.67	(30.60)	2,159	1.49	4.22	145 [f]
February 29, 2008	11.04	.36	(.58)	(.22)	(.37)	(.05)	(.42)	—	10.40	(2.13)	2,556	1.46	3.30	112 [f]
February 28, 2007	10.43	.37	.62	.99	(.37)	(.01)	(.38)	—	11.04	9.69	1,090	1.50	3.48	83 [f]

Class M
February 28, 2011	$8.98	.20	.77	.97	(.21)	—	(.21)	—	$9.74	10.90	$445	1.47	2.17	72
February 28, 2010	6.68	.31	2.53	2.84	(.54)	—	(.54)	—	8.98	43.41	388	1.25	3.68	93 [f]
February 28, 2009	10.40	.41	(3.48)	(3.07)	(.65)	—	(.65)	—	6.68	(30.33)	95	1.24	4.41	145 [f]
February 29, 2008	11.04	.39	(.59)	(.20)	(.39)	(.05)	(.44)	—	10.40	(1.92)	160	1.21	3.59	112 [f]
February 28, 2007	10.43	.40	.61	1.01	(.39)	(.01)	(.40)	—	11.04	9.93	159	1.25	3.71	83 [f]

Class R
February 28, 2011	$9.01	.22	.77	.99	(.23)	—	(.23)	—	$9.77	11.15	$1	1.22	2.40	72
February 28, 2010	6.69	.34	2.55	2.89	(.57)	—	(.57)	—	9.01	44.04	1	1.00	4.07	93 [f]
February 28, 2009	10.43	.43	(3.50)	(3.07)	(.67)	—	(.67)	—	6.69	(30.24)	1.99		4.68	145 [f]
February 29, 2008	11.06	.42	(.58)	(.16)	(.42)	(.05)	(.47)	—	10.43	(1.57)	1.96		3.87	112 [f]
February 28, 2007	10.44	.42	.62	1.04	(.41)	(.01)	(.42)	—	11.06	10.23	1	1.00	3.95	83 [f]

Class Y
February 28, 2011	$9.01	.27	.77	1.04	(.28)	—	(.28)	—	$9.77	11.73	$1,555.72		2.90	72
February 28, 2010	6.70	.45	2.47	2.92	(.61)	—	(.61)	—	9.01	44.53	1,474.50		5.71	93 [f]
February 28, 2009	10.43	.47	(3.49)	(3.02)	(.71)	—	(.71)	—	6.70	(29.81)	21,393.49		5.20	145 [f]
February 29, 2008	11.07	.42	(.54)	(.12)	(.47)	(.05)	(.52)	—	10.43	(1.19)	37,444.46		3.89	112 [f]
February 28, 2007	10.45	.48	.62	1.10	(.47)	(.01)	(.48)	—	11.07	10.77	109.50		4.48	83 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58	59

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2011	0.82%

February 28, 2010	1.12

February 28, 2009	0.99

February 29, 2008	1.05

February 28, 2007	2.94

f Portfolio turnover excludes dollar-roll transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/11

Note 1: Significant accounting policies

Putnam Income Strategies Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds the fund invests in are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities the fund invests in offer the potential for current income and capital growth. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from March 1, 2010 through February 28, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

G) Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash, and to manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 110 on futures contracts for the reporting period.

H) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, and to enhance the returns on securities owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. For the reporting period, the transaction volume of purchased options contracts was minimal.

I) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

J) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to credit risk, to gain exposure to specific markets/countries, to gain exposure to specific sectors/industries, to gain exposure to rates of inflation in specific regions/countries, and to hedge inflation in specific regions/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,300,000 on total return swap contracts for the reporting period.

K) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amounts on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

L) Credit default contracts The fund enters into credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $500,000 on credit default swap contracts for the reporting period.

M) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $200,737 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $169,949.

N) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $12,352 and the fund received cash collateral of $12,723.

O) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

P) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds.

In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 28, 2011, the fund had a capital loss carryover of $14,663,424 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$4,188,928	February 28, 2017

10,474,496	February 28, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 29, 2012 $72,606 of losses recognized during the period from November 1, 2010 to February 28, 2011.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, unrealized and realized gains and losses on certain futures contracts, and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,975 to increase undistributed net investment income and $2,942 to decrease paid-in-capital, with an increase to accumulated net realized losses of $33.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,303,574
Unrealized depreciation	(229,917)

Net unrealized appreciation	2,073,657
Undistributed ordinary income	69,389
Capital loss carryforward	(14,663,424)
Post-October loss	(72,606)
Cost for federal income tax purposes	$18,881,784

S) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion,
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $128,603 as a result of this limit.

Putnam Management had also agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements, payments under the fund’s distribution plans) would exceed an annual rate of 0.50% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $30,105 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Purchaser) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $577,942 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $179,642 (exclusive of the initial payment) from the Purchaser in accordance with the terms of the Agreement.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $51 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,596 and $19 from the sale of class A and class M shares, respectively, and received $432 and $4 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,132,764 and $11,174,075, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

			Written equity	Written equity
	Written swap option	Written swap option	option contract	option premiums
	contract amounts	premiums received	amounts	received

Written options
outstanding at the
beginning of the
reporting period	$3,163,000	$200,741	—	$—

Options opened	—	—	44	89
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options closed	—	—	(44)	(89)

Written options
outstanding at
the end of the
reporting period	$3,163,000	$200,741	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 2/28/11		Year ended 2/28/10

Class A	Shares	Amount	Shares	Amount

Shares sold	640,302	$5,959,082	593,430	$4,893,096

Shares issued in connection with
reinvestment of distributions	34,255	317,911	88,761	746,462

	674,557	6,276,993	682,191	5,639,558

Shares repurchased	(738,833)	(6,890,320)	(522,915)	(4,253,431)

Net increase (decrease)	(64,276)	$(613,327)	159,276	$1,386,127

	Year ended 2/28/11		Year ended 2/28/10

Class B	Shares	Amount	Shares	Amount

Shares sold	67,920	$630,470	51,305	$424,757

Shares issued in connection with
reinvestment of distributions	1,745	16,156	5,912	48,997

	69,665	646,626	57,217	473,754

Shares repurchased	(42,630)	(394,433)	(94,253)	(777,097)

Net increase (decrease)	27,035	$252,193	(37,036)	$(303,343)

	Year ended 2/28/11		Year ended 2/28/10

Class C	Shares	Amount	Shares	Amount

Shares sold	68,915	$641,967	94,518	$826,761

Shares issued in connection with
reinvestment of distributions	5,367	49,619	15,886	133,250

	74,282	691,586	110,404	960,011

Shares repurchased	(81,264)	(749,222)	(106,185)	(870,758)

Net increase (decrease)	(6,982)	$(57,636)	4,219	$89,253

	Year ended 2/28/11		Year ended 2/28/10

Class M	Shares	Amount	Shares	Amount

Shares sold	11,932	$116,085	36,424	$271,959

Shares issued in connection with
reinvestment of distributions	867	8,031	2,237	18,842

	12,799	124,116	38,661	290,801

Shares repurchased	(10,321)	(96,609)	(9,636)	(76,801)

Net increase	2,478	$27,507	29,025	$214,000

	Year ended 2/28/11		Year ended 2/28/10

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	3	28	8	66

	3	28	8	66

Shares repurchased	—	—	—	—

Net increase	3	$28	8	$66

	Year ended 2/28/11		Year ended 2/28/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	41,982	$386,407	627,760	$4,920,522

Shares issued in connection with
reinvestment of distributions	2,580	23,992	92,541	713,296

	44,562	410,399	720,301	5,633,818

Shares repurchased	(48,961)	(464,800)	(3,751,640)	(30,990,500)*

Net decrease	(4,399)	$(54,401)	(3,031,339)	$(25,356,682)

* Includes $23,190,739 related to the reallocation of the Putnam RetirementReady Fund’s underlying holdings.

At the close of the reporting period, Putnam Investments, LLC owned the following shares:

	Shares	Percentage of ownership	Value at 2/28/11

Class M	123	0.27%	$1,199

Class R	125	100.00	1,217

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$13,203	Payables	$2,852

Foreign exchange
contracts	Receivables	13,356	Payables	27,110

			Payables, Net assets —
			Unrealized appreciation/
Equity contracts	Investments	1,523	(depreciation)	76,755*

	Receivables, Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation/		Unrealized appreciation/
contracts	(depreciation)	87,031*	(depreciation)	241,608*

Total		$115,113		$348,325

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$630	$630

Foreign exchange
contracts	—	—	(77,163)	—	(77,163)

Equity contracts	(501)	(306,201)	—	49,286	(257,416)

Interest rate contracts	—	(4,544)	—	232,747	228,203

Total	$(501)	$(310,745)	$(77,163)	$282,663	$(105,746)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(15,558)	$(15,558)

Foreign exchange
contracts	—	—	—	(15,102)	—	(15,102)

Equity contracts	—	254	(66,011)	—	—	(65,757)

Interest rate contracts	24,703	—	(801)	—	(224,799)	(200,897)

Total	$24,703	$254	$(66,812)	$(15,102)	$(240,357)	$(297,314)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $6,738 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $15,077,804 and $13,848,487, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 10: Action by the Trustees

On March 4, 2011, Putnam proposed, and your fund’s Board of Trustees approved, changes to your fund. Your fund will be renamed Putnam Retirement Income Fund Lifestyle 3 and will be one of three Putnam funds comprising a suite of retirement income funds. In addition, the other approved changes to your fund include: (i) adjusting the fund’s strategic allocation from the current 75%/25% allocation to fixed income and equity to a 60%/40% allocation; (ii) adding Putnam Absolute Return 700 Fund as an underlying fund investment; (iii) reducing the class A and M sales charges from 5.75% and 3.50%, respectively, to 4.00% and 3.25%, respectively and (iv) reducing the distribution and service (12b-1) fees for class M shares from 0.75% to 0.50%. These changes are expected to occur in June of 2011.

Federal tax information (Unaudited)

The fund designated 25.46% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended February 28, 2011, the fund hereby designates 32.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended February 28, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $406,266 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	company focused on
	College and member of the Investment Committee for the	natural gas and crude
	college’s endowment. Former Chair and current board	oil in the United States;
	member of Girls Incorporated of Metro Denver. Member of	UniSource Energy
	the Finance Committee, The Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2011, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	John A. Hill, Chairman	Vice President
Management, LLC	Jameson A. Baxter,
One Post Office Square	Vice Chairman	Robert R. Leveille
Boston, MA 02109	Ravi Akhoury	Vice President and
	Barbara M. Baumann	Chief Compliance Officer
Investment Sub-Manager	Charles B. Curtis
Putnam Investments Limited	Robert J. Darretta	Mark C. Trenchard
57–59 St James’s Street	Paul L. Joskow	Vice President and
London, England SW1A 1LD	Kenneth R. Leibler	BSA Compliance Officer
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Francis J. McNamara, III
The Putnam Advisory	Robert L. Reynolds	Vice President and
Company, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Marketing Services	President
Putnam Retail Management		Judith Cohen
One Post Office Square	Jonathan S. Horwitz	Vice President, Clerk and
Boston, MA 02109	Executive Vice President,	Assistant Treasurer
Principal Executive
Custodian	Officer, Treasurer and	Michael Higgins
State Street Bank	Compliance Liaison	Vice President, Senior Associate
and Trust Company		Treasurer and Assistant Clerk
Steven D. Krichmar
Legal Counsel	Vice President and	Nancy E. Florek
Ropes & Gray LLP	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Independent Registered	Janet C. Smith	Proxy Manager
Public Accounting Firm	Vice President, Assistant
PricewaterhouseCoopers LLP	Treasurer and Principal	Susan G. Malloy
	Accounting Officer	Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Income Strategies Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN103
266555 4/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2011	$74,962	$--	$4,300	$-
February 28, 2010	$79,408	$--	$4,331	$-

For the fiscal years ended February 28, 2011and February 28, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 257,021 and $ 340,044 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

February 28, 2011	$ -	$ 215,500	$ -	$ -
February 28, 2010	$ -	$ 216,883	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2011